--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-52698) UNDER
                           THE SECURITIES ACT OF 1933
                      PRE-EFFECTIVE AMENDMENT NO.     [ ]
                      POST-EFFECTIVE AMENDMENT NO. 55 [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                              AMENDMENT NO. 57 [X]
                      VANGUARD MONEY MARKET RESERVES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:

on September 9, 1998, pursuant to paragraph (3) of Rule 485(a) of the Securities
                                  Act of 1933.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1997 ON FEBRUARY 27, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      VANGUARD MONEY MARKET RESERVES, INC.

                             CROSS REFERENCE SHEET

                             FORM N-1A
                            ITEM NUMBER                                      LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Highlights
    Item 3.   Condensed Financial Information......................   Financial Highlights
    Item 4.   General Description of Registrant....................   Investment Strategies; Investment
                                                                      Limitations; Investment Policies;
                                                                      General Information
    Item 5.   Management of the Fund...............................   Management of the Fund; The Funds and
                                                                      Vanguard
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated November 30, 1997
                                                                      filed with the Securities & Exchange
                                                                      Commission's EDGAR system on January
                                                                      23, 1998
    Item 6.   Capital Stock and Other Securities...................   Investing with Vanguard; Buying
                                                                      Shares; Redeeming Shares; Share
                                                                      Price; Dividends and Taxes; General
                                                                      Information
    Item 7.   Purchase of Securities Being Offered.................   Cover Page; Investing with Vanguard;
                                                                      Buying Shares
    Item 8.   Redemption or Repurchase.............................   Redeeming Shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable
                             FORM N-1A                                        LOCATION IN STATEMENT
                            ITEM NUMBER                                     OF ADDITIONAL INFORMATION
   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies....................   Investment Objectives and Policies;
                                                                      Investment Limitations
   Item 14.   Management of the Registrant.........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services...............   Management of the Fund
   Item 17.   Brokerage Allocation.................................   Not Applicable
   Item 18.   Capital Stock and Other Securities...................   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption of
                                                                      Shares
   Item 20.   Tax Status...........................................   Appendix
   Item 21.   Underwriters.........................................   Not Applicable
   Item 22.   Calculations of Performance Data.....................   Calculation of Yield
   Item 23.   Financial Statements.................................   Financial Statements

VANGUARD MONEY
MARKET PORTFOLIOS
Prospectus
September 9, 1998


VANGUARD MONEY MARKET RESERVES

-  PRIME PORTFOLIO

-  FEDERAL PORTFOLIO


VANGUARD TREASURY
MONEY MARKET PORTFOLIO


This prospectus contains financial data for the Portfolios through the fiscal year ended November 30, 1997, and the six months ended May 31, 1998.


[GRAPHIC OF SHIP]  A member of THE VANGUARD GROUP (R)

VANGUARD MONEY MARKET RESERVES,
VANGUARD TREASURY MONEY MARKET PORTFOLIO


                                                       Money Market Mutual Funds




CONTENTS

Portfolio Profile         1

Portfolio Expenses        3

Financial Highlights      5

A Word About Risk         7

The Portfolios'
Objectives                7

Who Should Invest         7

Investment Policies       8

Investment Limitations   11

Investment
Performance              11

Share Price              12

Dividends and Taxes      12

The Portfolios and
Vanguard                 13

Investment Adviser       13

General Information      14

Investing
with Vanguard            15

Services and
Account Features         15

Types of Accounts        16

Distribution Options     17

Buying Shares            17

Redeeming Shares         19

Transferring
Registration             22

Portfolio and Account
Updates                  22

Prospectus Postscript    24

Glossary  Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES


Vanguard Money Market Reserves is a diversified, open-end investment company that consists of two separate Portfolios: Federal and Prime. The Treasury Money Market Portfolio is part of Vanguard Treasury Fund, which is a diversified, open-end investment company as well.


   Each Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. Each Portfolio focuses on specific high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

   IT IS IMPORTANT TO NOTE THAT EACH PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1 PER SHARE. IN ADDITION, NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC, THE U.S. GOVERNMENT, OR ITS AGENCIES.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
Statements of Additional Information (dated September 9, 1998) containing more information about the Portfolios are, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).
   The Prime Portfolio features two separate classes of shares: Investor Shares and Institutional Shares. Prime Portfolio Investor Shares are available through this prospectus (for individual investors) and through a separate prospectus (for institutional clients and participants in employer-sponsored retirement or savings plans). Prime Portfolio Institutional Shares have an investment minimum of $10 million or more, and are available through a separate prospectus. Prime Portfolio Investor Shares and Prime Portfolio Institutional Shares do not have the same expenses; as a result, the performance of these separate classes could differ.



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and policies of the three Portfolios. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether one of the Portfolios is the right investment for you. We suggest that you keep it for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  Vanguard Money Market Reserves
PORTFOLIO PROFILE                       Vanguard Treasury Money Market Portfolio





WHO SHOULD INVEST (page 7)

- Investors seeking a money market mutual fund as part of a balanced and diversified investment program.

- Investors uncomfortable with share-price fluctuations.

- Investors seeking current income.

- Investors needing a temporary holding place for a portion of their assets.

WHO SHOULD NOT INVEST

- Investors seeking growth of their investment over time.

- Investors looking for a fund that invests in stocks or bonds.


RISKS OF THE PORTFOLIOS (pages 7 - 11)

Each Portfolio is subject to income risk (the chance that falling short-term interest rates will cause the Portfolio's income -- and thus the Portfolio's return -- to decline) and manager risk (the chance that poor security selection will cause a Portfolio to lag similar funds). In addition, while the credit quality of all three Portfolios is expected to be very high, each Portfolio is subject to some degree of credit risk (the chance that the issuer of a security will be unable to pay interest and principal in a timely manner). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 7.


DIVIDENDS (page 12)

Dividends are declared daily and paid on the first business day of each month.


INVESTMENT ADVISER (page 13)

Vanguard Fixed Income Group, Valley Forge, Pa., manages each of the three Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO:
$3,000; $1,000 for IRAs and custodial accounts for minors.

ACCOUNT FEATURES (page 15)

-  Telephone Redemption
-  Checkwriting
-  Vanguard Direct Deposit Service(TM)
-  Vanguard Automatic Exchange Service(sm)
-  Vanguard Fund Express(R)
-  Vanguard Dividend Express(sm)


AVERAGE ANNUAL TOTAL RETURNS -- PERIODS ENDED MAY 31, 1998

                            1 YEAR       5 YEARS   10 YEARS
                            -------------------------------
Treasury Money Market
  Portfolio*                  5.2%         4.7%      5.5%
Lipper U.S. Treasury Money
  Market Average              4.9          4.4       5.2
-----------------------------------------------------------
Federal Portfolio             5.4%         4.9%      5.7%
Lipper U.S. Government
  Money Market Average        5.0          4.4       5.2
-----------------------------------------------------------
Prime Portfolio               5.5%         4.9%      5.8%
Lipper Non-Government
  Money Market Average        5.0          4.5       5.3


*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDENDS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                                  Vanguard Money Market Reserves
PORTFOLIO PROFILE (continued)           Vanguard Treasury Money Market Portfolio


---------------------------------------------------------------------------------------------------
                                              TREASURY
                                            MONEY MARKET*          FEDERAL              PRIME
INCEPTION DATE:                               3/9/1983            7/13/1981           6/4/1975
---------------------------------------------------------------------------------------------------
NET ASSETS AS OF 5/31/1998:                $ 3.50 billion      $ 3.73 billion      $ 29.28 billion
EXPENSE RATIO FOR THE SIX MONTHS
   ENDED 5/31/1998 (ANNUALIZED):                0.33%               0.33%               0.33%
FEES
   LOADS, 12b-1 MARKETING FEES:                 None                None                None
SUITABLE FOR IRAs:                               Yes                 Yes                 Yes
NEWSPAPER ABBREVIATION:**                      VangTrsy            VangFdl             VangPr
CUSIP NUMBER:                                 921948105           922906300           922906201
QUOTRON SYMBOL:                                VMPXX.Q             VMFXX.Q             VMMXX.Q
VANGUARD FUND NUMBER:                            050                 033                 030
---------------------------------------------------------------------------------------------------

  *On 12/2/1996, Vanguard Money Market Reserves - U.S. Treasury Portfolio was reorganized as a separate portfolio of Vanguard Treasury Fund and renamed the Treasury Money Market Portfolio. Prior to 3/13/1989, the Portfolio was known as the Insured Portfolio.

**Money market portfolios are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolios, providing shareholder services, and other activities. The expenses shown in the table are based upon expenses incurred in the fiscal year ended November 30, 1997.

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)

----------------------------------------------------------------------------------------
                                   TREASURY
                                 MONEY MARKET            FEDERAL               PRIME
----------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                0.27%                0.26%                0.26%
Investment Advisory Expenses:              0.01%                0.01%                0.01%
12b-1 Marketing Fees:                      None                 None                 None
Other Expenses
   Marketing and Distribution
      Costs:                     0.03%                0.03%                0.03%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):   0.01%                0.02%                0.02%
                                -----                 ----                 ----
Total Other Expenses:                      0.04%                0.05%                0.05%
                                           ----                 ----                 ----
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                     0.32%                0.32%                0.32%
                                           ====                 ====                 ====


                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the average net assets of the fund. For instance, the Prime Portfolio's expense ratio in fiscal year 1997 was 0.32%, or $3.20 per $1,000 of average net assets. The average money market fund had expenses in 1997 of 0.83%, or $8.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

   The following example is intended to help you compare the costs of investing in a Portfolio to the costs of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

-----------------------------------------------------------------
PORTFOLIO           1 YEAR       3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------
Treasury Money
  Market              $3           $10         $18          $41
Federal               $3           $10         $18          $41
Prime                 $3           $10         $18          $41
-----------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
The following financial highlights tables show the results for a share outstanding of each Portfolio for each of the fiscal years in the decade ended November 30, 1997, and the six months ended May 31, 1998. The financial statements for the fiscal years ended November 30, were audited by PricewaterhouseCoopers LLP, independent accountants. The information for the six-month period ended May 31, 1998, has not been audited by independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear along with the audit report from PricewaterhouseCoopers in Vanguard Money Market Reserves' and Vanguard Treasury Money Market Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statements of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

----------------------------------------------------------------------------------------------------------------------------------
                                                        TREASURY MONEY MARKET PORTFOLIO*
                                        ------------------------------------------------------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                        ------------------------------------------------------------------------------------------
                     SIX MONTHS ENDED
                        MAY 31, 1998     1997    1996     1995      1994     1993     1992     1991     1990     1989       1988
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $ 1.00
                              ------   ------   ------   ------    ------   ------   ------   ------   ------   ------     ------
INVESTMENT OPERATIONS
 Net Investment Income          .025     .050     .050     .053      .036     .028     .036     .058     .077      .085       .068
 Net Realized and Unrealized
  Gain (Loss) on Investments    --       --       --       --        --       --       --       --       --          --         --
                              ------   ------   ------   -------   ------   ------   ------   ------   ------   -------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS                   .025     .050     .050     .053      .036     .028     .036     .058     .077      .085       .068
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.025)   (.050)   (.050)   (.053)    (.036)   (.028)   (.036)   (.058)   (.077)    (.085)     (.068)
 Distributions from
  Realized Capital Gains        --       --       --       --        --       --       --       --       --          --         --
                              ------    ------   ------   ------    ------   ------   ------   ------   ------    ------   -------
  TOTAL DISTRIBUTIONS          (.025)   (.050)   (.050)   (.053)    (.036)   (.028)   (.036)   (.058)   (.077)    (.085)     (.068)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $ 1.00
                              ======   ======   ======   ======    ======   ======   ======   ======   ======   ======     ======

TOTAL RETURN                    2.55%    5.10%    5.11%    5.47%     3.63%    2.86%    3.68%    5.94%    8.02%    8.89%      7.02%
                              ======   ======   ======   ======    ======   ======   ======   ======   ======   ======     ======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period  (Millions)           $3,500   $3,237   $2,917   $2,527    $2,056   $1,751   $2,321   $2,092   $1,594   $  412     $  140
Ratio of Total Expenses to
 Average Net Assets             0.33%+   0.32%    0.32%    0.32%     0.32%    0.32%    0.30%    0.30%    0.30%    0.31%**    0.70%**
Ratio of Net Investment
 Income to Average
 Net Assets                     5.05%+   4.98%    4.99%    5.33%     3.59%    2.83%    3.60%    5.76%    7.74%    8.44%      6.85%
----------------------------------------------------------------------------------------------------------------------------------
 *Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio
  (prior to 12/2/1996) and the Insured Portfolio (prior to 3/13/1989).

**Insurance premiums represent 0.03% and 0.37%, respectively.
+ Annualized.





                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Treasury Money Market Portfolio as an example. The Treasury Money Market Portfolio began fiscal 1997 with a net asset value (price) of $1 per share. During six months ended May 31, 1998, the Portfolio earned $0.025 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($0.025 per share) less distributions ($0.025 per share) resulted in a share price of $1 at the end of the period. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 2.55% for the period.

     As of May 31, 1998, the Portfolio had $3.50 billion in net assets; an annualized expense ratio of 0.33% ($3.30 per $1,000 of net assets); and net investment income amounting to 5.05% of its average net assets.

---------------------------------------------------------------------------------------------------------------------------------
                                                                            FEDERAL PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                         YEAR ENDED NOVEMBER 30,
                                         ----------------------------------------------------------------------------------------
                     SIX MONTHS ENDED
                         MAY 31, 1998     1997     1996      1995    1994     1993     1992     1991     1990     1989      1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                     $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                              -------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income           .026      .052     .051     .056     .038     .029     .038     .060     .078     .088     .070
 Net Realized and Unrealized
  Gain (Loss) on Investments     --        --       --       --       --       --       --       --       --       --       --
                              -------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  TOTAL FROM INVESTMENT
   OPERATIONS                    .026      .052     .051     .056     .038     .029     .038     .060     .078     .088     .070
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income             (.026)    (.052)   (.051)   (.056)   (.038)   (.029)   (.038)   (.060)   (.078)   (.088)   (.070)
 Distributions from
  Realized Capital Gains         --        --       --       --       --       --       --       --       --       --       --
                              -------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  TOTAL DISTRIBUTIONS           (.026)    (.052)   (.051)   (.056)   (.038)   (.029)   (.038)   (.060)   (.078)   (.088)   (.070)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                 $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                              =======    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN                     2.67%     5.35%    5.26%    5.77%    3.82%    2.98%    3.83%    6.18%    8.14%    9.15%    7.20%
                              =======    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)             $3,731    $3,495   $3,100   $2,637   $2,196   $1,907   $1,986   $2,000   $1,950   $1,531   $1,214
Ratio of Total Expenses to
 Average Net Assets              0.33%*    0.32%    0.32%    0.32%    0.32%    0.32%    0.30%    0.30%    0.30%    0.28%    0.33%
Ratio of Net Investment
 Income to Average
 Net Assets                      5.28%*    5.22%    5.13%    5.61%    3.78%    2.94%    3.76%    6.01%    7.90%    8.78%    7.00%
---------------------------------------------------------------------------------------------------------------------------------
*Annualized.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                             PRIME PORTFOLIO - INVESTOR SHARES
                                          --------------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                         SIX MONTHS ENDED ---------------------------------------------------------------------------------------
                         MAY 31, 1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
INVESTMENT OPERATIONS
 Net Investment Income           .027       .053      .052      .057      .038      .030      .038      .062      .080      .090
 Net Realized and Unrealized
  Gain (Loss) on Investments     --         --        --        --        --        --        --        --        --        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
  TOTAL FROM INVESTMENT
   OPERATIONS                    .027       .053      .052      .057      .038      .030      .038      .062      .080      .090
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income             (.027)     (.053)    (.052)    (.057)    (.038)    (.030)    (.038)    (.062)    (.080)    (.090)
 Distributions from
  Realized Capital Gains         --         --        --        --        --        --        --        --        --        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
  TOTAL DISTRIBUTIONS           (.027)     (.053)    (.052)    (.057)    (.038)    (.030)    (.038)    (.062)    (.080)    (.090)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              =======    =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN                     2.70%      5.41%     5.31%     5.82%     3.87%     3.02%     3.89%     6.39%     8.32%     9.40%
                              =======    =======   =======   =======   =======   =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)            $29,289    $26,480   $22,218   $18,764   $15,109   $12,367   $12,638   $13,496   $13,579   $11,067
Ratio of Total Expenses to
 Average Net Assets              0.33%*     0.32%     0.32%     0.32%     0.32%     0.32%     0.30%     0.30%     0.30%     0.28%
Ratio of Net Investment
 Income to  Average
 Net Assets                      5.35%*     5.28%     5.18%     5.64%     3.84%     2.98%     3.82%     6.20%     8.06%     9.05%
--------------------------------------------------------------------------------------------------------------------------------
*Annualized.
--------------------------------------------------------------------------------------------------------------------------------

                                 -----------------------
                                    PRIME PORTFOLIO -
                                    INVESTOR SHARES
                                 -----------------------
                                 YEAR ENDED NOVEMBER 30,
                                 -----------------------
                                           1988
-------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                                $ 1.00
                                          ------
INVESTMENT OPERATIONS
 Net Investment Income                      .072
 Net Realized and Unrealized
  Gain (Loss) on Investments                --
                                          ------
  TOTAL FROM INVESTMENT
   OPERATIONS                               .072
------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                        (.072)
 Distributions from
  Realized Capital Gains                    --
                                          ------
  TOTAL DISTRIBUTIONS                      (.072)




NET ASSET VALUE,
 END OF PERIOD                            $ 1.00
                                          ======
TOTAL RETURN                                7.47%
                                          ======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                        $6,863
Ratio of Total Expenses to
 Average Net Assets                         0.33%
Ratio of Net Investment
 Income to  Average
 Net Assets                                 7.28%
-------------------------------------------------
*Annualized.


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Treasury Money Market, Federal, and Prime Portfolios. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should weigh your desire for income with your need to protect your investment.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the three Portfolios, would confront.



THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of a Portfolio's shareholders vote to do so.


WHO SHOULD INVEST

Any of the Portfolios may be a suitable investment for you if:

- You wish to add a money market portfolio to your existing holdings, which could include other cash -- as well as stock, bond, and tax-exempt -- investments.

-  You want an investment that does not fluctuate in value.

-  You want current income.

-  You characterize your investment temperament as "very conservative."

- You want to be able to move your money into stock or bond investments quickly and without penalty.

   Each Portfolio is intended to serve most investors' short-term needs. However, investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each of the Portfolios reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

-  The Portfolios reserve the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

Cash reserves are investments that can be easily converted into cash with little or no cost or penalty. A money market mutual fund, a checking account or certificate of deposit (CD) at a bank, or Treasury bills issued by the U.S. government are examples of cash reserves. Keep in mind, however, that each type varies in its credit quality and its ability to provide a competitive yield.



                                PLAIN TALK ABOUT
                                CONVERSION PERIOD
                             FOR MONEY MARKET FUNDS

Before it can begin earning dividends, your investment in a money market fund must be converted to federal funds, which are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs -- and which fund advisers must use to pay for the securities they buy. Conversion of your money market investment to federal funds is done by the fund management and usually takes one business day. Because of this conversion period, your money market account will be credited on the business day following the day your investment is received. You will begin earning dividends on your investment on the next calendar day. For example, if your check is received on a Thursday before the close of trading on the New York Stock Exchange, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.

INVESTMENT POLICIES


This section explains how the Portfolios' investment adviser pursues the objectives of income, liquidity, and stability. It also explains several important risks -- income risk, manager risk, and credit risk -- faced by Portfolio shareholders. Unlike the Portfolios' objectives, the Portfolios' policies are not fundamental and can be changed by a Portfolio's Board of Trustees without shareholder approval. However, before making any important change in its policies, a Portfolio will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE

Each Portfolio invests in very high-quality money market instruments -- also known as cash reserves -- that are considered short term (that is, they mature in 13 months or less). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

    [FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (THAT IS, INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIOS' INCOME IS BASED ON SHORT-TERM INTEREST RATES -- WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS -- INCOME RISK IS EXPECTED TO BE HIGH FOR ALL THREE PORTFOLIOS.

   To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 90-day Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years.

                   SHORT-TERM AND LONG-TERM MONTH-END YIELDS
                                   1993 - 1997



                                  [LINE GRAPH]



---------------------------------
These yields reflect past performance and should not be regarded as an indication of future returns from either Treasury bills or bonds as a whole or any of the Portfolios in particular.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects high-quality money market instruments. Each Portfolio focuses on securities of a particular class of issuer (for example, the U.S. government, U.S. government agencies, financial institutions).

    [FLAG] EACH PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP MAY DO A POOR JOB OF SELECTING SECURITIES.

   The Treasury Money Market Portfolio invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of the Portfolio's assets will always be invested in U.S. Treasury securities. The remainder of the Portfolio's assets may include securities issued by the U.S. Treasury and other government agencies, such as the Government National Mortgage Association (GNMA), the Small Business Administration, and the Federal Financing Bank.

   The Federal Portfolio invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government or by an agency of the government (these agency securities are not backed by the full faith and credit of the U.S. government). These agencies include, among others, the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority, and the Federal Land Bank.

   The Prime Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of Aa3 or better by Moody's or AA- or better by Standard & Poor's. The Prime Portfolio also invests in short-term corporate, state, and municipal obligations rated Aa3 or better by Moody's or AA- or better by Standard & Poor's, and in securities that are considered suitable for the Federal Portfolio (see the previous paragraph).

   The Prime Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.

                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.



                                PLAIN TALK ABOUT
                           CREDIT QUALITY AND RATINGS

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations (that is, securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.



                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value, or interest rate, is based on (or "derived" from) a traditional security (such as a stock or bond), money market benchmark (such as U.S. Treasury bill rates or Federal Funds Effective
Rate), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).

   In addition, each Portfolio may invest up to 10% of its net assets in restricted or illiquid securities. Restricted or illiquid securities are not freely marketable or are subject to legal restrictions on their sale.

    [FLAG] EACH PORTFOLIO IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   The three Portfolios differ mainly in terms of credit risk. In absolute terms, each Portfolio's credit quality is very high.

   In relative terms, the Treasury Money Market Portfolio, which invests in securities backed by the full faith and credit of the U.S. government, offers the lowest credit risk -- and generally the lowest yield -- of the three Portfolios.

   Not all of the securities included in the Federal Portfolio are backed by the full faith and credit of the U.S. government, and so the Portfolio's potential credit risk and yield are somewhat higher than the Treasury Money Market Portfolio.

   While the credit quality of its securities is very high, the Prime Portfolio invests in money market securities of private financial and nonfinancial corporations; therefore, it offers the highest credit risk and generally the highest yield of the three Portfolios.

   Bear in mind that, while each Portfolio invests in high-quality money market instruments, the three Portfolios are not insured or guaranteed by the FDIC or any other agency of the U.S. government.

    [FLAG] THE PRIME AND FEDERAL PORTFOLIOS RESERVE THE RIGHT TO INVEST IN REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.

   Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another person. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's adviser believes that these risks can be controlled through careful security selection and monitoring.

    [FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN FLOATING-RATE SECURITIES, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   A floating-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) and are closely correlated to changes in money market interest rates.

   The Portfolios will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

PORTFOLIO TURNOVER

Because of the short-term nature of money market instruments, the turnover rate for each Portfolio is expected to be high. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.



INVESTMENT LIMITATIONS
The Portfolios have adopted limitations on some of their investment policies. Some of these limitations are that each Portfolio will not:

- Invest more than 5% of its assets in the securities of any one issuer, excluding the U.S. government.

- Invest more than 25% of its assets in any one industry, excluding obligations of the U.S. government, certificates of deposit, and U.S. banker's acceptances.

- Borrow money from a bank, except for temporary or emergency purposes. Amounts borrowed will not exceed 15% of the Portfolio's net assets. When borrowing exceeds 5% of the Portfolio's net assets, the Portfolio will not make additional investments. In borrowing, each Portfolio may be leveraged and may rise or fall in value more rapidly.

   A complete list of the Portfolios' investment limitations can be found in the Statements of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolios' shareholders.


INVESTMENT PERFORMANCE

The Portfolios invest in short-term securities; therefore, their performance is closely correlated to short-term interest rates. Historically, short-term interest rates' up-and-down fluctuations have been influenced primarily by Federal Reserve policy and by market supply and demand.


                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                         FOR PERIODS ENDED MAY 31, 1998

----------------------------------------------------------------
                                    1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------
Treasury Money Market Portfolio*      5.2%      4.7%      5.5%
Lipper U.S. Treasury
Money Market Average                  4.9       4.4       5.2
----------------------------------------------------------------
Federal Portfolio                     5.4%      4.9%      5.7%
Lipper U.S. Government
Money Market  Average                 5.0       4.4       5.2
----------------------------------------------------------------
Prime Portfolio                       5.5%      4.9%      5.8%
Lipper Non-Government
Money Market Average                  5.0       4.5       5.3
----------------------------------------------------------------

*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio (prior to 12/2/96) and Insured Portfolio (prior to 3/13/89).


   The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of dividends were reinvested for the indicated periods. Also included is comparative information on industry money market averages. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

Each Portfolio's share price, called its net asset value, is expected to remain at a constant $1. Although the stable share price is not guaranteed, the Portfolios are managed and securities are purchased to maintain that price.


DIVIDENDS AND TAXES

Each Portfolio's dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest as dividend distributions. As a shareholder, you are entitled to your share of a Portfolio's income from interest and dividends. You can choose to receive your income distributions in cash, or you can have them automatically reinvested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid in December. Vanguard will send you a statement each year showing the tax status of all of your distributions.

- Distributions of dividends may be subject to state and local taxes as well. However, depending on your state's tax rules, the portion of a Portfolio's dividends that come from U.S. Treasury securities and other "direct" U.S. Treasury obligations may be exempt from state and local income taxes. The Portfolios will notify you each year how much, if any, of your distribution may qualify for this exemption.

- As a Delaware business trust and a portfolio made up of direct U.S. government obligations, the Treasury Money Market Portfolio should be exempt from any intangibles taxes to the extent that its securities are direct U.S. government obligations. The Portfolio will notify you each year how much, if any, of the Portfolio's assets qualify for this exemption.

    The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in one or more of the Portfolios.



THE PORTFOLIOS AND VANGUARD

The Portfolios of Vanguard Treasury Fund and Vanguard Money Market Reserves (the Funds) are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $390 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

    A list of each Fund's Trustees and officers, and their present positions and principal occupations during the past five years, can be found in each Fund's Statements of Additional Information.

INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Treasury Money Market, Federal, and Prime Portfolios. For the six months ended May 31, 1998, the investment advisory expenses for each Portfolio represented an effective annual rate of 0.01% of each Portfolio's average net assets.

    The Group places all orders for purchases and sales for Portfolio securities, and is directed to get the best available price and most favorable execution with respect to all transactions.


                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

     The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER


Vanguard Fixed Income Group provides investment advisory services to more than 40 Vanguard portfolios; as of May 31, 1998, the Group managed more than $100 billion in assets.


    The managers responsible for the Portfolios' investments are:

IAN A. MACKINNON, Managing Director of Vanguard; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College, M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1978; B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN HOLLYER, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1987; B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1991; B.S., University of Wisconsin.

    Mr. Auwaerter, Mr. Hollyer, and Mr. Glocke manage the Portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.



GENERAL INFORMATION

Effective May 29, 1998, Vanguard Money Market Reserves, Inc., was reorganized from a corporation under the laws of the state of Maryland into a Delaware business trust. Until December 2, 1996, the Treasury Money Market Portfolio was a Portfolio of Vanguard Money Market Reserves, known as the U.S. Treasury Portfolio. On that date, the Treasury Money Market Portfolio was reorganized into a Portfolio of Vanguard Treasury Fund, a Delaware business trust.

    Shareholders of the Portfolios have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees, shareholders would be entitled to one vote for each dollar of net asset value owned. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940.




"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

    Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

    The following sections of the prospectus briefly explain the many services we offer you as a shareholder of the Treasury Money Market, Federal, or Prime Portfolios. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS               Automatically set up for these Portfolios
(SALES AND EXCHANGES)               unless you notify us otherwise.

CHECKWRITING                        Method for drawing money from your account
                                    by writing a checkwriting draft for $250 or more.

VANGUARD DIRECT DEPOSIT             Automatic method for depositing your
SERVICE(TM)                         paycheck or U.S. government payment
[BOOK]                              (including Social Security and government
                                    pension checks) into your account.*

VANGUARD AUTOMATIC EXCHANGE         Automatic method for moving a fixed amount
SERVICE(SM)                         of money from one Vanguard fund account to
[BOOK]                              another.*

VANGUARD FUND EXPRESS(R)            Electronic method for buying or selling
[BOOK]                              shares. You can transfer money between your
                                    Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS(SM)       Electronic method for transferring dividends
[BOOK]                              directly from your Vanguard fund account to
                                    your bank, savings and loan, or credit union account.

VANGUARD BROKERAGE SERVICES         A cost-effective way to trade stocks, bonds,
(VBS)                               and options on major exchanges, Nasdaq, and
[BOOK]                              other domestic over-the-counter markets at
                                    reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                    (1-800-992-8327) for additional information and the appropriate forms.


*Can be used to invest a fixed amount on a regular basis or contribute to an IRA or other retirement plan.

Investor Information 1-800-662-7447   *   Client Services 1-800-662-2739   *
 Tele-Account 1-800-662-6273

Investor Information 1-800-662-7447   *   Client Services 1-800-662-2739   *
 Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.


FOR ONE OR MORE PEOPLE              To open an account in the name of one
                                    (individual) or more (joint tenants) people.
                                    $3,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an UGMA/UTMA (Uniform
[BOOK]                              Gifts/Transfers to Minors Act). Age of
                                    majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an Education IRA.
(Vanguard Fiduciary Trust           Eligibility and other requirements are
Company is the custodian.)          established by federal tax law. (Note: You
[BOOK]                              should establish this type of account with a
                                    Vanguard adoption agreement --  not  an
                                    account registration form.) Please call
                                    Investor Information to request the
                                    appropriate brochure and forms. $500 minimum initial investment.

FOR HOLDING TRUST ASSETS            To invest assets held in an existing trust.
[BOOK]                              $3,000 minimum initial investment.

FOR THIRD-PARTY TRUSTEE             To open an account as a retirement trust or
RETIREMENT INVESTMENTS              plan based on an existing corporate or
(Vanguard is not the custodian      institutional plan. These accounts are
or trustee.)                        established by the custodian or trustee of
1-800-662-2003                      the existing plan. $1,000 minimum initial
Individual Retirement Plans         investment.

FOR AN ORGANIZATION                 To open an account as a corporation,
                                    partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR A TRADITIONAL INDIVIDUAL        To open a retirement account in the name of
RETIREMENT ACCOUNT                  an individual. Traditional IRAs can be
(TRADITIONAL IRA)                   established with a contribution; a direct
(Vanguard Fiduciary Trust           rollover from an employer's plan, such as a
Company is the custodian.)          401(k); or an asset transfer or rollover
                                    from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A ROTH INDIVIDUAL               To open an after-tax retirement savings
RETIREMENT ACCOUNT                  account in the name of an individual. Roth
(ROTH IRA)                          IRAs can be established with an after-tax
(Vanguard Fiduciary Trust           contribution, an asset transfer or rollover
Company is the custodian.)          from another financial institution such as a
                                    bank or mutual fund company, or a conversion of an existing IRA. Eligibility and other requirements are established by federal tax law. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. SEPs can be
1-800-662-2003                      established by people who are self-employed,
Individual Retirement Plans         small-business owners, partnerships, or
                                    corporations.

FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
1-800-662-2003                      employees in the most recent calendar year
Individual Retirement Plans         and that do not maintain another
                                    employer-sponsored retirement plan. SIMPLEs can be established by people who are self-employed, small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the trustee.)        retirement contributions for themselves and
1-800-662-2003                      their employees into Profit-Sharing and
Individual Retirement Plans         Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT   To open a retirement account that allows
(Vanguard Fiduciary Trust           employees of tax-exempt institutions (for
Company is the custodian.)          example, schools or hospitals) to make
1-800-662-2003                      pretax retirement contributions.
Individual Retirement Plans


DISTRIBUTION OPTIONS

You can receive your dividend distributions in one of two ways:

REINVESTMENT                        Dividends are automatically reinvested in
                                    additional shares of the Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record.

To electronically transfer cash dividends to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."

If you have elected to receive dividend distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

BUYING SHARES

You buy your Portfolio shares at a net asset value of $1 per share. Before it can begin earning dividends, your investment must be converted to federal funds, which usually takes one business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use federal

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

     Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 -
                          Tele-Account 1-800-662-6273

BUYING SHARES (continued)


funds to pay for the securities they buy.) You begin earning dividends the calendar day after the Portfolio receives the federal funds.

    The Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                    OPEN A NEW ACCOUNT                          ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                  $3,000 (regular account); $1,000            $100 by mail or exchange; $1,000
                                    (Traditional IRAs, Roth IRAs, and           by wire.
                                    custodial accounts for minors); $500
                                    (Education IRAs).

BY MAIL                             Complete and sign the application form.     Mail your check with an Invest-
[ENVELOPE]                                                                      By-Mail form detached from your
FIRST-CLASS mail to:                                                            confirmation statement to the address
The Vanguard Group                                                              listed on the form.
P.O. Box 2600
Valley Forge, PA 19482-2600         Make your check payable to:                 Make your check payable to:
                                    The Vanguard Group - (appropriate           The Vanguard Group - (appropriate
EXPRESS or REGISTERED mail to:      Portfolio number; see below)                Portfolio number; see below)
The Vanguard Group                  Treasury Money Market       50              Treasury Money Market       50
455 Devon Park Drive                Federal                     33              Federal                     33
Wayne, PA 19087-1815                Prime                       30              Prime                       30

                                    All purchases must be made in U.S.          All purchases must be made in U.S.
                                    dollars, and checks must be drawn on        dollars, and checks must be drawn
                                    U.S. banks.                                 on U.S. banks.

If Vanguard receives your check by the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time), your investment is converted to federal funds the following business day, and you begin earning dividends the next calendar day. (For instance, if we received your check before the Exchange's close of trading on a Thursday, your account would be credited Friday, and you would begin earning dividends Saturday.)

    If the check arrives after the close of trading on the New York Stock Exchange, your account is credited after two business days, and you begin earning dividends the calendar day after that. (If we received your check after the Exchange's close of trading on a Thursday, your account would be credited Monday, and you would begin earning dividends Tuesday.)

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                        Call Vanguard Tele-Account* 24 hours        Call Vanguard Tele-Account* 24 hours
[PHONE RECEIVER]                    a day -- or Client Services during          a day -- or Client Services during
1-800-662-6273                      business hours -- to exchange from          business hours -- to exchange from
Vanguard Tele-Account(R)            another Vanguard fund account with the      another Vanguard fund account with the
                                    same registration (name, address,           same registration (name, address,
1-800-662-2739                      taxpayer I.D., and account type).           taxpayer I.D., and account type).
Client Services

                                                                                Use Vanguard Fund Express (see "Services
                                                                                and Account Features") to transfer assets
                                                                                from your bank account. Call Client Services
                                                                                before your first use to verify that this
                                                                                option is in place.

                                    *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

If you buy Portfolio shares through an exchange from another Vanguard fund by the close of trading on the New York Stock Exchange, your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                             Call Client Services to arrange             Call Client Services to arrange
[WIRE]                              your wire transaction.                      your wire transaction.
Wire to:
CoreStates Bank, N.A.               Wire transactions are not available         Wire transactions are not available
ABA 031000011                       for retirement accounts, except for         for retirement accounts, except for
CoreStates No. 0144  6936           asset transfers and direct rollovers.       asset transfers and direct rollovers.
[Temporary Account Number]
Vanguard Treasury Fund OR
Vanguard Money Market Reserves
[Account Registration]
Attention Vanguard

If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

AUTOMATICALLY                                       --                          Vanguard offers a variety of ways that
[GRAPHIC OF ARROWS IN A CIRCLE]                                                 you can add to your account automatically.
                                                                                See "Services and Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

    It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.


REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss. However, because the Portfolios seek to maintain a stable net asset value of $1 per share, you will not incur a taxable gain or loss when you sell or exchange shares of these Portfolios.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.


     Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 -
                          Tele-Account 1-800-662-6273

INVESTOR INFORMATION 1-800-662-7447 * CLIENT SERVICES 1-800-662-2739 * TELE-ACCOUNT 1-800-662-6273

REDEEMING SHARES (continued)

    To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

    [CHECKMARK] Portfolio name.

    [CHECKMARK] 10-digit account number.

    [CHECKMARK] Name and address exactly as registered on that account.

    [CHECKMARK] Social Security or employer identification number as registered on that account.

    If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

    If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.


HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

    One way to sell shares is the checkwriting option, which can be established when you set up your account or complete a Checkwriting Signature Form. (This form can be ordered by calling Client Services.) Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten calendar days.

    When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request in good order. Good order means that the request includes:

    [CHECKMARK] Portfolio name and account number.

    [CHECKMARK] Amount of the transaction (in dollars).

    [CHECKMARK] Signatures of all owners exactly as registered on the account.

    [CHECKMARK] Signature guarantees (if required).

    [CHECKMARK] Any supporting legal documentation that may be required.

    [CHECKMARK] Any certificates you are holding for the account.

    Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day. No interest will accrue on amounts represented by uncashed redemption checks. The Portfolios will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone.

    The Portfolios reserve the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

    Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

    Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.


SELLING OR EXCHANGING SHARES        ACCOUNT TYPE

BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
                                    Call Vanguard Tele-Account* 24 hours a day
                                    -- or Client Services during business hours
1-800-662-6273                      -- to sell or exchange shares. You can
Vanguard Tele-Account(R)            exchange shares from any of these Portfolios
                                    to open an account in another Vanguard fund
1-800-662-2739                      or to add to an existing Vanguard fund
Client Services                     account with an identical registration.
[PHONE]
                                    RETIREMENT:
                                    You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

                                    *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                          Send a letter of instruction signed by all
FIRST-CLASS mail to:                registered account holders. Include the
The Vanguard Group                  Portfolio name and account number and (if
Vanguard Treasury Fund OR           you are selling) a dollar amount OR (if you
Vanguard Money Market Reserves      are exchanging) the name of the fund you
P.O. Box 1120                       want to exchange into and a dollar amount.
Valley Forge, PA 19482-1120         To exchange into an account with a different
                                    registration (including a different name,
EXPRESS or REGISTERED mail to:      address, or taxpayer identification number),
The Vanguard Group                  you must provide Vanguard with written
Vanguard Treasury Fund OR           instructions that include the guaranteed
Vanguard Money Market Reserves      signatures of all current account owners.
455 Devon Park Drive
Wayne, PA 19087-1815                RETIREMENT:
                                    For information on how to request
                                    distributions from:
                                    - Traditional IRAs, Roth IRAs, Education
                                      IRAs -- call Client Services.
                                    - SEP-IRAs, 403(b)(7) custodial accounts,
                                      SIMPLE IRAs, and Profit-Sharing and Money
                                      Purchase Pension (Keogh) Plans -- call
                                      Individual Retirement Plans at
                                      1-800-662-2003.
                                    Depending on your account registration type, additional documentation may be required.

EXCHANGING SHARES ONLINE            You may use your personal computer to
[COMPUTER]                          exchange shares of most Vanguard funds by
                                    accessing Vanguard's website
                                    (www.vanguard.com). To establish this
                                    service for your account, you must first register through our website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.


                                    The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME PORTFOLIO. These funds do permit online exchanges within IRAs and other retirement accounts.



INVESTOR INFORMATION 1-800-662-7447 * CLIENT SERVICES 1-800-662-2739 * TELE-ACCOUNT 1-800-662-6273

Investor Information 1-800-662-7447     Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

REDEEMING SHARES (continued)


BY CHECK                            ALL TYPES EXCEPT RETIREMENT:
[CHECK]                             You can sell shares by writing a
                                    checkwriting draft for $250 or more.

                                    RETIREMENT:
                                    Checkwriting is not available for retirement accounts.

AUTOMATICALLY                       ALL TYPES EXCEPT RETIREMENT:
[ARROWS]                            Vanguard offers several ways to sell or
                                    exchange shares automatically (see "Services and Account Features"). Call Investor
                                    Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt a Portfolio's operation or performance.


                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES

You may transfer the registration of any of your Portfolio shares to another owner by completing a transfer form and sending it to: The Vanguard Group,
Attention: Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year, as well as when you are preparing your income tax returns.

    In addition, you will receive financial reports about the Treasury Money Market, Federal, and Prime Portfolios twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Portfolio holdings, and other financial statements.


CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange
                                    shares; confirms the trade date and the
                                    amount of your transaction.

PORTFOLIO SUMMARY                   Mailed quarterly; shows the market value of
[BOOK]                              your account at the close of the statement
                                    period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS              Mailed in January and July for these
                                    Portfolios.

TAX STATEMENTS                      Generally mailed in January; report previous
                                    year's dividend distributions as well as distributions from IRAs or other retirement accounts.

CHECKWRITING STATEMENT              Sent monthly to shareholders using
                                    Vanguard's checkwriting option. Our clear, easy-to-use statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard fund and
1-800-662-6273                      account information -- as well as some
Any time, seven days a week,        transactions -- through any TouchTone(TM)
from anywhere in the continental    telephone. Tele-Account provides total
United States and Canada.           return, share price, price change, and yield
                                    quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ONLINE(R)                  Use your personal computer to learn more
www.vanguard.com                    about Vanguard's funds and services; keep in
                                    touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                    Our education-oriented website provides
                                    timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


     Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 -
                          Tele-Account 1-800-662-6273

                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.


PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Treasury Money Market, Federal, and Prime Portfolios, including their investment objectives, risks, and expenses, as well as services available to you as a shareholder.

    It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

      [ ] Each Portfolio's objectives? (page 7)

      [ ] Each Portfolio's investment policies? (page 8)

      [ ] Who should invest in each Portfolio? (page 7)


      [ ] The risks associated with each Portfolio? (pages 7 - 11)


      [ ] Whether each Portfolio is federally insured? (inside front cover)

      [ ] Each Portfolio's expenses? (page 3)

      [ ] The background of the Portfolios' investment managers? (page 14)

      [ ] How to open an account? (pages 16 - 17)

      [ ] How to sell or exchange shares? (pages 19-22)


      [ ] How often you'll receive statements and financial reports?
          (pages 22 - 23)

GLOSSARY OF INVESTMENT TERMS


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVERSIFICATION

Spreading your investments among many issuers (that is, organizations that sell securities).

DIVIDEND INCOME

Payment to shareholders of net income from interest or dividends generated by the fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

LIQUIDITY

The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MONEY MARKET FUND

A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [VANGUARD LOGO]

                                                                     THE VANGUARD GROUP(R)
                                                                     Post Office Box 2600
                                                                     Valley Forge, PA 19482


INVESTOR INFORMATION              VANGUARD BROKERAGE                 ELECTRONIC ACCESS TO THE
DEPARTMENT                        SERVICES                           VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)             1-800-992-8327                     EDUCATION AND INFORMATION
TEXT TELEPHONE:                   For information on trading         CENTER
1-800-952-3335                    stocks, bonds, and options         World Wide Web
For information on our funds,     at reduced commissions             www.vanguard.com
fund services, and retirement
accounts; requests for            VANGUARD TELE-ACCOUNT(R)           E-mail
literature                        1-800-662-6273 (ON-BOARD)          online@vanguard.com
                                  For 24-hour automated access
CLIENT SERVICES DEPARTMENT        to price and yield, information
1-800-662-2739 (CREW)             on your account, and certain
TEXT TELEPHONE:                   transactions
1-800-662-2738
For information on your
account, account transactions,
and account statements






                                                                     (C) 1998 Vanguard Marketing
                                                                     Corporation, Distributor

                                                                     P030N

VANGUARD MONEY
MARKET PORTFOLIOS

Institutional Prospectus
September 9, 1998



VANGUARD MONEY MARKET RESERVES

-  PRIME PORTFOLIO

-  FEDERAL PORTFOLIO


VANGUARD TREASURY MONEY MARKET PORTFOLIO


This prospectus contains financial data for the Portfolios through the fiscal year ended November 30, 1997, and the six months ended May 31, 1998.


[VANGUARD]

VANGUARD MONEY MARKET RESERVES,
VANGUARD TREASURY MONEY MARKET PORTFOLIO               Money Market Mutual Funds


INVESTMENT OBJECTIVES AND POLICIES


Vanguard Money Market Reserves is a diversified, open-end investment company that consists of two separate Portfolios: Federal and Prime. The Treasury Money Market Portfolio is part of Vanguard Treasury Fund, which is a diversified, open-end investment company as well.


         Each Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. Each Portfolio focuses on specific high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

         IT IS IMPORTANT TO NOTE THAT EACH PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1 PER SHARE. IN ADDITION, NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC, THE U.S. GOVERNMENT, OR ITS AGENCIES.

FEES AND EXPENSES
The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

IMPORTANT NOTE
This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for individuals who would like to open a personal account -- can be obtained by calling Vanguard at 1-800-662-7447.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
Statements of Additional Information (dated September 9, 1998) containing more information about the Portfolios are, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objectives, risks, and policies of the three Portfolios. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether one or more of the Portfolios is the right investment for your needs. We suggest that you keep it for future reference.



CONTENTS

Portfolio Profile                      1

Portfolio Expenses                     3

Financial Highlights                   5

A Word About Risk                      7

The Portfolios'
Objectives                             7

Who Should Invest                      7

Investment Policies                    8

Investment Limitations                11

Investment
Performance                           11

Share Price                           12

Dividends and Taxes                   12

The Portfolios and
Vanguard                              13

Investment Adviser                    13

General Information                   14

Investing
with Vanguard

- For Plan Participants               15

- For Other
   Institutional Investors            15

Accessing Portfolio
Information
by Computer                           16

Glossary                Inside Back Cover

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio


PORTFOLIO PROFILE

WHO SHOULD INVEST (page 7)

- Investors seeking a money market mutual fund as part of a balanced and diversified investment program.

-        Investors uncomfortable with share-price fluctuations.

-        Investors seeking income.

WHO SHOULD NOT INVEST

-        Investors seeking growth of their investment over time.

-        Investors looking for a fund that invests in stocks or bonds.

RISKS OF THE PORTFOLIOS (pages 7 - 11)

Each Portfolio is subject to income risk (the chance that falling short-term interest rates will cause the Portfolio's income -- and thus the Portfolio's return -- to decline) and manager risk (the chance that poor security selection will cause a Portfolio to lag similar funds). In addition, while the credit quality of all three Portfolios is expected to be very high, each Portfolio is subject to some degree of credit risk (the chance that the issuer of a security will be unable to pay interest and principal in a timely manner). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 7.

DIVIDENDS (page 12)
Dividends are declared daily and paid on the first business day of each month. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 13)
Vanguard Fixed Income Group, Valley Forge, Pa., manages each of the three Portfolios.


AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED MAY 31, 1998

                                            1 YEAR         5 YEARS         10 YEARS
Treasury Money Market
  Portfolio*                                  5.2%           4.7%            5.5%
Lipper U.S. Treasury
  Money Market Average                        4.9            4.4             5.2
Federal Portfolio                             5.4%           4.9%            5.7%
Lipper U.S. Government
  Money Market Average                        5.0            4.4             5.2
Prime Portfolio                               5.5%           4.9%            5.8%
Lipper Non-Government
  Money Market Average                        5.0            4.5             5.3

*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.



IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDENDS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                                  Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio

PORTFOLIO PROFILE (continued)

-------------------------------------------------------------------------------------------------
                                              TREASURY
                                            MONEY MARKET*          FEDERAL              PRIME
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               3/9/1983            7/13/1981           6/4/1975
NET ASSETS AS OF 5/31/98:                   $3.50 billion       $3.73 billion      $29.28 billion
EXPENSE RATIO FOR THE SIX MONTHS
  ENDED 5/31/1998 (ANNUALIZED):                 0.33%               0.33%               0.33%
NEWSPAPER ABBREVIATION:**                      VangTrsy             VangFdl             VangPr
CUSIP NUMBER:                                 921948105           922906300           922906201
QUOTRON SYMBOL:                                VMPXX.Q             VMFXX.Q             VMMXX.Q
VANGUARD FUND NUMBER:                            050                 033                 030
-------------------------------------------------------------------------------------------------

*On 12/2/1996, Vanguard Money Market Reserves - U.S. Treasury Portfolio was reorganized as a separate portfolio of Vanguard Treasury Fund and renamed the Treasury Money Market Portfolio. Prior to 3/13/1989, the Portfolio was known as the Insured Portfolio.

**Money market portfolios are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolios, providing shareholder services, and other activities. The expenses shown in the table are based upon expenses incurred in the fiscal year ended November 30, 1997.

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
                                   TREASURY
                                  MONEY MARKET      FEDERAL            PRIME
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:               0.27%            0.26%           0.26%
Investment Advisory Expenses:             0.01%            0.01%           0.01%
12b-1 Marketing Fees:                     None             None            None
Other Expenses
   Marketing and Distribution
      Costs:                      0.03%            0.03%           0.03%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):    0.01%            0.02%           0.02%
                                  ----             ----            ----
Total Other Expenses:                     0.04%            0.05%           0.05%
                                          ----             ----            ----
TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                    0.32%            0.32%           0.32%
                                          ====             ====            ====


                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the average net assets of the fund. For instance, the Prime Portfolio's expense ratio in fiscal year 1997 was 0.32%, or $3.20 per $1,000 of average net assets. The average money market fund had expenses in 1997 of 0.83%, or $8.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

   The following example is intended to help you compare the costs of investing in a Portfolio to the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

-----------------------------------------------------------------
PORTFOLIO           1 YEAR       3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------
Treasury Money
  Market               $3         $10          $18           $41
Federal                $3         $10          $18           $41
Prime                  $3         $10          $18           $41

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of each Portfolio for each of the fiscal years in the decade ended November 30, 1997, and the six months ended May 31, 1998. The financial statements for the fiscal year ended November 30, were audited by PricewaterhouseCoopers LLP, independent accountants. The information for the six-month period ended May 31, 1998, has not been audited by independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from PricewaterhouseCoopers, in Vanguard Money Market Reserves' and Vanguard Treasury Money Market Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statements of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to or calling Vanguard (see back cover).

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Treasury Money Market Portfolio as an example. The Treasury Money Market Portfolio began fiscal 1997 with a net asset value (price) of $1 per share. During the six months ended May 31, 1998, the Portfolio earned $0.025 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($0.025 per share) less distributions ($0.025 per share) resulted in a share price of $1 at the end of the period. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 2.55% for the period.

As of May 31, 1998, the Portfolio had $3.50 billion in net assets; an annualized expense ratio of 0.33% ($3.30 per $1,000 of net assets); and net investment income amounting to 5.05% of its average net assets.

                                                                 TREASURY MONEY MARKET PORTFOLIO*
                                             -----------------------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                           SIX MONTHS ENDED  -----------------------------------------------------------------------------------
                             MAY 31, 1998      1997          1996          1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                              --------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .025           .050          .050          .053          .036          .028          .036
 Net Realized and Unrealized
  Gain (Loss) on Investments      --             --            --            --            --            --            --
                              --------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .025           .050          .050          .053          .036          .028          .036
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.025)         (.050)        (.050)        (.053)        (.036)        (.028)        (.036)
 Distributions from
  Realized Capital Gains          --             --            --            --            --            --            --
                              --------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (.025)         (.050)        (.050)        (.053)        (.036)        (.028)        (.036)

NET ASSET VALUE,
 END OF PERIOD                $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
================================================================================================================================
TOTAL RETURN                      2.55%          5.10%         5.11%         5.47%         3.63%          2.86%         3.68%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)            $  3,500       $  3,237      $  2,917      $  2,527      $  2,056      $  1,751      $  2,321
Ratio of Total Expenses to
 Average Net Assets               0.33%+         0.32%         0.32%         0.32%         0.32%         0.32%         0.30%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.05%+         4.98%         4.99%         5.33%         3.59%         2.83%         3.60%
--------------------------------------------------------------------------------------------------------------------------------

                                       TREASURY MONEY MARKET PORTFOLIO*
                              ---------------------------------------------------
                                             YEAR ENDED NOVEMBER 30,
                              ---------------------------------------------------
                                1991          1990          1989           1988
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $   1.00      $   1.00      $   1.00       $   1.00
                              ---------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .058          .077          .085           .068
 Net Realized and Unrealized
  Gain (Loss) on Investments      --            --            --             --
                              ---------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .058          .077          .085           .068

DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.058)        (.077)        (.085)         (.068)
 Distributions from
  Realized Capital Gains          --            --            --             --
                              ---------------------------------------------------
  TOTAL DISTRIBUTIONS            (.058)        (.077)        (.085)         (.068)
---------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $   1.00      $   1.00      $   1.00       $   1.00
=================================================================================
TOTAL RETURN                      5.94%         8.02%         8.89%          7.02%
=================================================================================
RATIOS/SUPPLEMENTAL DATA



Net Assets, End of
 Period (Millions)            $  2,092      $  1,594      $    412       $    140
Ratio of Total Expenses to
 Average Net Assets               0.30%         0.30%         0.31%**        0.70%**
Ratio of Net Investment
 Income to Average
 Net Assets                       5.76%         7.74%         8.44%          6.85%
---------------------------------------------------------------------------------

*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio
 (prior to 12/2/1996) and the Insured Portfolio (prior to 3/13/1989).

**Insurance premiums represent 0.03% and 0.37%, respectively.
+ Annualized.

                                                                            FEDERAL PORTFOLIO
                                                    -------------------------------------------------------------------------------
                                                                          YEAR ENDED NOVEMBER 30,
                               SIX MONTHS ENDED     -------------------------------------------------------------------------------
                                   MAY 31, 1998     1997    1996    1995    1994     1993    1992    1991    1990    1989    1988
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                                $1.00    $1.00   $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                                          -----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                     .026     .052    .051    .056    .038     .029    .038    .060    .078    .088    .070
 Net Realized and Unrealized
  Gain (Loss) on Investments                 --       --      --      --      --       --      --      --      --      --      --
                                          -----------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                              .026     .052    .051    .056    .038     .029    .038    .060    .078    .088    .070
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                       (.026)   (.052)  (.051)  (.056)  (.038)   (.029)  (.038)  (.060)  (.078)  (.088)  (.070)
 Distributions from
  Realized Capital Gains                     --       --      --      --      --       --    --        --      --      --      --
                                          -----------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                     (.026)   (.052)  (.051)  (.056)  (.038)   (.029)  (.038)  (.060)  (.078)  (.088)  (.070)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                            $1.00    $1.00   $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
===================================================================================================================================
TOTAL RETURN                               2.67%    5.35%   5.26%   5.77%   3.82%    2.98%   3.83%   6.18%   8.14%   9.15%   7.20%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                       $3,731    $3,495  $3,100  $2,637  $2,196   $1,907  $1,986  $2,000  $1,950  $1,531  $1,214
Ratio of Total Expenses to
 Average Net Assets                        0.33%*   0.32%   0.32%   0.32%   0.32%    0.32%   0.30%   0.30%   0.30%   0.28%   0.33%
Ratio of Net Investment
 Income to Average
 Net Assets                                5.28%*   5.22%   5.13%   5.61%   3.78%    2.94%   3.76%   6.01%   7.90%   8.78%   7.00%
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.


                                                                           PRIME PORTFOLIO - INVESTOR SHARES
                                                     -----------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                               SIX MONTHS ENDED      -----------------------------------------------------------------------
                                   MAY 31, 1998      1997       1996       1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                                $1.00     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                          ----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                     .027      .053       .052       .057       .038       .030       .038       .062
 Net Realized and Unrealized
  Gain (Loss) on Investments                 --        --         --         --         --         --         --         --
  TOTAL FROM INVESTMENT                   ----------------------------------------------------------------------------------
   OPERATIONS                              .027      .053       .052       .057       .038       .030       .038       .062
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                       (.027)    (.053)     (.052)     (.057)     (.038)     (.030)     (.038)     (.062)
 Distributions from
  Realized Capital Gains                     --        --         --         --         --         --         --         --
                                          ----------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                     (.027)    (.053)     (.052)     (.057)     (.038)     (.030)     (.038)     (.062)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                            $1.00     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
============================================================================================================================
TOTAL RETURN                               2.70%     5.41%      5.31%      5.82%      3.87%      3.02%      3.89%      6.39%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                      $29,289    $26,480    $22,218    $18,764    $15,109    $12,367    $12,638    $13,496
Ratio of Total Expenses to
 Average Net Assets                        0.33%*    0.32%      0.32%      0.32%      0.32%      0.32%      0.30%      0.30%
Ratio of Net Investment
 Income to Average
 Net Assets                                5.35%*    5.28%      5.18%      5.64%      3.84%      2.98%      3.82%      6.20%
----------------------------------------------------------------------------------------------------------------------------


                               PRIME PORTFOLIO - INVESTOR SHARES
                               ---------------------------------
                                  YEAR ENDED NOVEMBER 30,
                                 ---------------------------
                                 1990        1989     1988
------------------------------------------------------------
Net Asset Value, Beginning
 of Period                       $1.00      $1.00    $1.00
                                 ---------------------------
Investment Operations
 Net Investment Income            .080       .090     .072
 Net Realized and Unrealized
  Gain (Loss) on Investments        --         --       --
  Total from Investment
                                 ---------------------------
   Operations                     .080       .090     .072
------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income              (.080)     (.090)   (.072)
 Distributions from
  Realized Capital Gains            --         --       --
                                 ---------------------------
  Total Distributions            (.080)     (.090)   (.072)
------------------------------------------------------------
Net Asset Value,
 End of Period                   $1.00      $1.00    $1.00
============================================================



Total Return                      8.32%      9.40%    7.47%
============================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)              $13,579   $11,067    $6,863
Ratio of Total Expenses to
 Average Net Assets               0.30%     0.28%     0.33%
Ratio of Net Investment
 Income to Average
 Net Assets                       8.06%     9.05%     7.28%
------------------------------------------------------------


*Annualized.

         From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Treasury Money Market, Federal, and Prime Portfolios. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should weigh your desire for income with your need to protect your investment.

         Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the three Portfolios, would confront.


THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of a Portfolio's shareholders vote to do so.


WHO SHOULD INVEST

Any of the Portfolios may be a suitable investment for you if:

- You wish to add a money market portfolio to your existing holdings, which could include other cash--as well as stock and bond--investments.

-        You want an investment that does not fluctuate in value.

-        You want income.

-        You characterize your investment temperament as "very conservative."

         Each Portfolio is intended to serve most investors' short-term needs. However, investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each of the Portfolios reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

-        The Portfolios reserve the right to stop offering shares at any time.

         If you own shares of one of the Portfolios as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

Cash reserves are investments that can be easily converted into cash with little or no cost or penalty. A money market mutual fund, a checking account or certificate of deposit (CD) at a bank, or Treasury bills issued by the U.S. government are examples of cash reserves. Keep in mind, however, that each type varies in its credit quality and its ability to provide a competitive yield.


                                PLAIN TALK ABOUT
                    CONVERSION PERIOD FOR MONEY MARKET FUNDS

Before it can begin earning dividends, your investment in a money market fund must be converted to federal funds, which are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs--and which fund advisers must use to pay for the securities they buy. Conversion of your money market investment to federal funds is done by the fund management and usually takes one business day. Because of this conversion period, your money market account will be credited on the business day following the day your investment is received. You will begin earning dividends on your investment on the next calendar day. For example, if your check is received on a Thursday before the close of trading on the New York Stock Exchange, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.

INVESTMENT POLICIES


This section explains how the Portfolios' investment adviser pursues the objectives of income, liquidity, and stability. It also explains several important risks--income risk, manager risk, and credit risk--faced by Portfolio shareholders. Unlike the Portfolios' objectives, the Portfolios' policies are not fundamental and can be changed by a Portfolio's Board of Trustees without shareholder approval. However, before making any important change in its policies, a Portfolio will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE

Each Portfolio invests in very high-quality money market instruments--also known as cash reserves--that are considered short term (that is, they mature in 13 months or less). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (THAT IS, INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIOS' INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH FOR ALL THREE PORTFOLIOS.

         To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 90-day Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years.

                   SHORT-TERM AND LONG-TERM MONTH-END YIELDS
                                    1993-1997

[LINE GRAPH]

These yields reflect past performance and should not be regarded as an indication of future returns from either Treasury bills or bonds as a whole or any of the Portfolios in particular.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects high-quality money market instruments. Each Portfolio focuses on securities of a particular class of issuer (for example, the U.S. government, U.S. government agencies, financial institutions).

[FLAG] EACH PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP MAY DO A POOR JOB OF SELECTING SECURITIES.

         The Treasury Money Market Portfolio invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of the Portfolio's assets will always be invested in U.S. Treasury securities. The remainder of the Portfolio's assets may include securities issued by the U.S. Treasury and other government agencies, such as the Government National Mortgage Association (GNMA), the Small Business Administration, and the Federal Financing Bank.

         The Federal Portfolio invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government or by an agency of the government (these agency securities are not backed by the full faith and credit of the U.S. government). These agencies include, among others, the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority, and the Federal Land Bank.

         The Prime Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of Aa3 or better by Moody's or AA- or better by Standard & Poor's. The Prime Portfolio also invests in short-term corporate, state, and municipal obligations rated Aa3 or better by Moody's or AA- or better by Standard & Poor's, and in securities that are considered suitable for the Federal Portfolio (see the previous paragraph).

         The Prime Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.


                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.


                                PLAIN TALK ABOUT
                           CREDIT QUALITY AND RATINGS

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations (that is, securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.


                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value, or interest rate, is based on (or "derived" from) a traditional security (such as a stock or bond), money market benchmark (such as U.S. Treasury bill rates or Federal Funds Effective
Rate), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).


In addition, each Portfolio may invest up to 10% of its net assets in restricted or illiquid securities. Restricted or illiquid securities are not freely marketable or are subject to legal restrictions on their sale.

[FLAG] EACH PORTFOLIO IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

         The three Portfolios differ mainly in terms of credit risk. In absolute terms, each Portfolio's credit quality is very high.

         In relative terms, the Treasury Money Market Portfolio, which invests in securities backed by the full faith and credit of the U.S. government, offers the lowest credit risk -- and generally the lowest yield -- of the three Portfolios.

         Not all of the securities included in the Federal Portfolio are backed by the full faith and credit of the U.S. government, and so the Portfolio's potential credit risk and yield are somewhat higher than the Treasury Money Market Portfolio.

         While the credit quality of its securities is very high, the Prime Portfolio invests in money market securities of private financial and nonfinancial corporations; therefore, it offers the highest credit risk and generally the highest yield of the three Portfolios.

         Bear in mind that, while each Portfolio invests in high-quality money market instruments, the three Portfolios are not insured or guaranteed by the FDIC or any other agency of the U.S. government.

[FLAG] THE PRIME AND FEDERAL PORTFOLIOS RESERVE THE RIGHT TO INVEST IN REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.

   Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another person. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's adviser believes that these risks can be controlled through careful security selection and monitoring.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN FLOATING-RATE SECURITIES, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

A floating-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) and are closely correlated to changes in money market interest rates.

   The Portfolios will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.


PORTFOLIO TURNOVER

Because of the short-term nature of money market instruments, the turnover rate for each Portfolio is expected to be high. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.



INVESTMENT LIMITATIONS
The Portfolios have adopted limitations on some of their investment policies. Some of these limitations are that each Portfolio will not:

- Invest more than 5% of its assets in the securities of any one issuer, excluding the U.S. government.

- Invest more than 25% of its assets in any one industry, excluding obligations of the U.S. government, certificates of deposit, and U.S. banker's acceptances.

-        Borrow money from a bank, except for temporary or emergency purposes.
         Amounts borrowed will not exceed 15% of the Portfolio's net assets. When borrowing exceeds 5% of the Portfolio's net assets, the Portfolio will not make additional investments. In borrowing, each Portfolio may be leveraged and may rise or fall in value more rapidly.


         A complete list of the Portfolios' investment limitations can be found in the Statements of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolios' shareholders.


INVESTMENT PERFORMANCE

The Portfolios invest in short-term securities; therefore, their performance is closely correlated to short-term interest rates. Historically, short-term interest rates' up-and-down fluctuations have been influenced primarily by Federal Reserve policy and by market supply and demand.


                                PLAIN TALK ABOUT

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                         FOR PERIODS ENDED MAY 31, 1998

                                     1 Year    5 Years   10 Years
                                     ------    -------   --------
Treasury Money Market Portfolio*      5.2%      4.7%       5.5%
Lipper U.S. Treasury
 Money Market Average                 4.9       4.4        5.2

Federal Portfolio                     5.4%      4.9%       5.7%
Lipper U.S. Government
 Money Market  Average                5.0       4.4        5.2

Prime Portfolio                       5.5%      4.9%       5.8%
Lipper Non-Government
 Money Market Average                 5.0       4.5        5.3

*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio (prior to 12/2/96) and Insured Portfolio (prior to 3/13/89).


   The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of dividends were reinvested for the indicated periods. Also included is comparative information on industry money market averages. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

Each Portfolio's share price, called its net asset value, is expected to remain at a constant $1. Although the stable share price is not guaranteed, the Portfolios are managed and securities are purchased to maintain that price.


DIVIDENDS AND TAXES

Each Portfolio's dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest as dividend distributions.

         If you own shares of a Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividends will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan document, or your own tax adviser about the tax consequences of an investment in a Portfolio or of any plan withdrawals.

         If your Portfolio investment is not part of an employer-sponsored plan, you can choose to receive distributions in cash, or you can have them automatically reinvested in more shares of the Portfolio. Dividend distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. In addition, if your investment is not part of an employer-sponsored plan, you may be eligible for other tax considerations:

- Depending on your state's tax rules, the portion of a Portfolio's dividends that comes from U.S. Treasury securities and other "direct" U.S. Treasury obligations may be exempt from state and local taxes. The Portfolios will notify you each year how much, if any, of your distribution may qualify for this exemption.

-        As a Delaware business trust and a portfolio made up of direct U.S.
         government obligations, the Treasury Money Market Portfolio should be exempt from any intangibles taxes. The Portfolio will notify you each year how much, if any, of the Portfolio's assets qualify for this exemption.

   You should consult your own tax adviser about other tax consequences of an investment in any of the Portfolios.


THE PORTFOLIOS AND VANGUARD

The Portfolios of Vanguard Treasury Fund and Vanguard Money Market Reserves (the Funds) are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $390 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of each Fund's Trustees and officers, and their present positions and principal occupations during the past five years, can be found in each Fund's Statement of Additional Information.


INVESTMENT ADVISER
Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Treasury Money Market, Federal, and Prime Portfolios. For the six months ended May 31, 1998, the investment advisory expenses for each Portfolio represented an effective annual rate of 0.01% of each Portfolio's average net assets.



                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER

Vanguard Fixed Income Group provides investment advisory services to more than 40 Vanguard portfolios; as of May 31, 1998, the Group managed more than $100 billion in assets.


         The managers responsible for the Portfolios' investments are:

         IAN A. MACKINNON, Managing Director of Vanguard; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College, M.B.A., Pennsylvania State University.

         ROBERT F. AUWAERTER, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1978; B.S., University of Pennsylvania, M.B.A., Northwestern University.

         JOHN HOLLYER, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1987; B.S., University of Pennsylvania.

         DAVID R. GLOCKE, Principal of Vanguard and Portfolio Manager; has worked in investment management since 1991; B.S., University of Wisconsin.

         Mr. Auwaerter, Mr. Hollyer, and Mr. Glocke manage the Portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.



         The Group places all orders for purchases and sales for Portfolio securities, and is directed to get the best available price and most favorable execution with respect to all transactions.



GENERAL INFORMATION

Effective May 29, 1998, Vanguard Money Market Reserves, Inc., was reorganized from a corporation under the laws of the state of Maryland into a Delaware business trust. Until December 2, 1996, the Treasury Money Market Portfolio was a Portfolio of Vanguard Money Market Reserves, known as the U.S. Treasury Portfolio. On that date, the Treasury Money Market Portfolio was reorganized into a Portfolio of Vanguard Treasury Fund, a Delaware business trust.

         Shareholders of the Funds' Portfolios have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors or Trustees), shareholders would be entitled to one vote for each dollar of net asset value owned. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940.

         The Prime Portfolio features two separate classes of shares. For investments of $10 million or more, the Portfolio offers Prime Portfolio Institutional Shares (available through a separate prospectus); for investments of lesser amounts the Portfolio offers Prime Portfolio Investor Shares, which is the share class described in this prospectus (for institutional clients and participants in employer-sponsored retirement or savings plans) and in a separate prospectus for individual investors. Prime Portfolio Institutional Shares and Prime Portfolio Investor Shares do not have the same expenses; as a result, the performance of these separate share classes could differ.


"Standard & Poor's," "Standard & Poor's 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

One or more of the three Portfolios described in this prospectus is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

- If you have any questions about a Portfolio or Vanguard, including the Portfolio's investment objectives, policies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides record keeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Portfolio and increase its transaction costs, Vanguard limits exchange activity to FOUR SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.


         Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about the Treasury Money Market, Federal, or Prime Portfolios, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

         If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets.

         Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING PORTFOLIO INFORMATION BY COMPUTER

VANGUARD ONLINE(R)
www.vanguard.com


Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


DIVERSIFICATION

Spreading your investments among many issuers (that is, organizations that sell securities).


DIVIDEND INCOME

Payment to shareholders of net income from interest or dividends generated by the fund's investments.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.


LIQUIDITY

The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).


MONEY MARKET FUND

A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.


PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.


PRINCIPAL

The amount of your own money you put into an investment.


SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.


YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482


FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES
CENTER
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004

For information on the
Vanguard funds in your plan,
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time


FOR OTHER INSTITUTIONAL
INVESTORS
1-800-523-1036

For information on Vanguard funds and services


ELECTRONIC ACCESS TO THE VANGUARD MUTUAL
FUND EDUCATION AND INFORMATION CENTER

World Wide Web
www.vanguard.com

E-mail
online@vanguard.com


(C) 1998 Vanguard Marketing
Corporation, Distributor

I030N

                                                   [VANGUARD FLAG LOGO]
                                                    [MONEY MARKET LOGO]
                                            P  R   O   S   P   E   C   T   U   S

                                                     SEPTEMBER 9, 1998

                                                   [VANGUARD GROUP LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD LOGO & MONEY MARKET LOGO]
                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- SEPTEMBER 9, 1998

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: 1-800-523-8066
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE AND
POLICIES The Prime Portfolio (the "Portfolio") is a series of Vanguard Money Market Reserves, an open-end diversified investment company (the "Fund"). The Portfolio's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in specified money market instruments. The Portfolio seeks to maintain a constant net asset value of $1.00 per share. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

INVESTMENT
ALTERNATIVES          The Portfolio offers two separate classes of shares to
                      investors. "Prime Portfolio Institutional Shares" are
                      designed primarily for investors who meet a minimum
                      initial investment of $10 million and certain
                      administrative criteria, such as no employee
                      recordkeeping, checkwriting or other shareholder services.
                      Only this Institutional class of shares is offered through this prospectus. "Prime Portfolio Investor Shares", the
                      second class of shares, are available to all institutional and individual investors and are offered through a
                      separate prospectus. To obtain information on the "Prime
                      Portfolio Investor Shares", please call 1-800-662-7447
                      (SHIP), Monday through Friday, from 8:00 a.m. to 9:00 p.m.
                      and Saturday from 9:00 a.m. to 4:00 p.m. (Eastern time).
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment is $10 million.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information an investor should know about the Portfolio before investing. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission.
                      This Statement is dated September 9, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to or calling
                      Vanguard at 1-800-523-8066, or visiting the Securities and Exchange Commission's website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS



Page                                       Page                                       Page
Portfolio Expenses .............  2        Investment Limitations .........  7        SHAREHOLDER GUIDE
Financial Highlights ...........  2        Management of the Portfolio ....  7        Opening an Account and
Yield and Total Return .........  4        Investment Adviser ............  8         Purchasing Shares ........... 12
      PORTFOLIO INFORMATION                Dividends and Taxes ...........  9         Dividend and Trade Date Policy . 13
Investment Objective ...........  5        Share Price Determination ...... 10        Selling Shares ................ 14
Investment Policies ............  5        General Information ........... 10         Exchanging Shares ............ 14
Implementation of Policies ......  6                                                  Important Information About
                                                                                      Telephone Transactions ...... 15
                                                                                      Other Account Information ...... 15


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund's Prime Portfolio Institutional Shares or Prime Portfolio Shares. The expenses set forth below for the Prime Portfolio Institutional Shares and Prime Portfolio Investor Shares based upon those for the fiscal year ended November 30, 1997.

                                                                                  PRIME PORTFOLIO      PRIME PORTFOLIO
                                     SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL SHARES   INVESTOR SHARES
                                     --------------------------------           --------------------   ---------------
                               Sales Load Imposed on Purchases.............             None                 None
                               Sales Load Imposed on Reinvested
                                 Dividends.................................             None                 None
                               Redemption Fees*............................             None                 None
                               Exchange Fees...............................             None                 None

                                                                                  PRIME PORTFOLIO      PRIME PORTFOLIO
                                     SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL SHARES   INVESTOR SHARES
                                     --------------------------------           --------------------   ---------------
                               Management & Administrative Expenses........            0.10%                0.26%
                               Investment Advisory Fees....................            0.01%                0.01%
                               12b-1 Fees..................................             None                 None
                               Other Expenses
                                 Distribution Costs........................            0.03%                0.03%
                                 Miscellaneous Expenses....................            0.01%                0.02%
                                                                                -------------          ----------
                               Total Other Expenses........................            0.04%                0.05%
                                                                                -------------          ----------
                                        TOTAL OPERATING EXPENSES...........            0.15%                0.32%
                                                                                -------------          ----------
                                                                                -------------          ----------
                               * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist an investor in understanding the various expenses that an investor in the Portfolio would bear directly or indirectly.

                      The following example illustrates the expenses that an investor would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                                                                       1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                       ------      -------      -------      --------
                               Prime Portfolio Institutional
                                 Shares..........................        $2          $ 5          $ 8          $19
                               Prime Portfolio Investor Shares...        $3          $10          $18          $41


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following information on financial highlights for a
                      share outstanding throughout each period presented has been derived from financial statements which were audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of PricewaterhouseCoopers LLP, in the Vanguard Money Market
                      Reserves' 1997 Annual Report to Shareholders. For a more complete discussion of the Portfolio's performance, please see the Fund's 1997 Annual Report and 1998 Semi-Annual
                      Report to Shareholders, which may be obtained without charge by writing or by calling Vanguard at 1-800-523-8066.

                                     ---------------------------------------------------
                                           PRIME PORTFOLIO INSTITUTIONAL SHARES(1)
                                     ---------------------------------------------------
                                       SIX
                                     MONTHS        YEAR ENDED        OCT. 28,   DEC. 1,
                                      ENDED    -------------------   1995 TO     1994-
                                     MAY 31,   NOV. 30,   NOV. 30,   NOV. 30,   OCT. 27,
                                      1998       1997       1996       1995       1995
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...............   $1.00     $1.00      $1.00      $1.00      $1.00
                                      -----     -----      -----      -----      -----
INVESTMENT OPERATIONS
 Net investment Income.............    .028      .054       .054       .005       .053
 Net Realized and Unrealized Gain
   on Investments..................      --        --         --         --         --
                                      -----     -----      -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS....................    .028      .054       .054       .005       .053
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income..........................   (.028)    (.054)     (.054)     (.005)     (.053)
 Distributions from Realized
   Capital Gains...................      --        --         --         --         --
                                      -----     -----      -----      -----      -----
   TOTAL DISTRIBUTIONS.............   (.028)    (.054)     (.054)     (.005)     (.053)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....   $1.00     $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN.......................    2.79%     5.59%      5.49%       .53%      5.45%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................   $ 750     $ 951      $ 910      $ 793        $734
Ratio of Total Expenses to Average
 Net Assets........................    0.15%**   0.15%      0.15%      0.15%**    0.15%**
Ratio of Net Investment Income to
 Average Net Assets................    5.53%**   5.44%      5.35%      5.65%**    5.85%**

                                     --------------------------------------------------------
                                             PRIME PORTFOLIO INSTITUTIONAL SHARES(1)
                                     --------------------------------------------------------

                                                                                     OCT. 3,
                                                YEAR ENDED NOVEMBER 30,              1989* TO
                                     ---------------------------------------------   NOV. 30,
                                     1994      1993      1992      1991      1990      1989
-----------------------------------  --------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...............  $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
                                     -----     -----     -----     -----     -----    -----
INVESTMENT OPERATIONS
 Net investment Income.............   .040      .031      .040      .063      .082     .014
 Net Realized and Unrealized Gain
   on Investments..................     --        --        --        --        --       --
                                     -----     -----     -----     -----     -----    -----
   TOTAL FROM INVESTMENT
     OPERATIONS....................   .040      .031      .040      .063      .082     .014
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income..........................  (.040)    (.031)    (.040)    (.063)    (.082)   (.014)
 Distributions from Realized
   Capital Gains...................     --        --        --        --        --       --
                                     -----     -----     -----     -----     -----    -----
   TOTAL DISTRIBUTIONS.............  (.040)    (.031)    (.040)    (.063)    (.082)   (.014)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....  $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN.......................   4.06%     3.19%     4.02%     6.52%     8.49%    1.40%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................   $677      $306      $269      $218       $91        $69
Ratio of Total Expenses to Average
 Net Assets........................   0.15%     0.15%     0.15%     0.15%     0.15%    0.15%**
Ratio of Net Investment Income to
 Average Net Assets................   4.14%     3.14%     3.93%     6.14%     8.24%    8.90%**

 * Commencement of operations.
 ** Annualized.
(1) Results up to October 27, 1995, are for the former Vanguard Institutional Money Market Portfolio.
--------------------------------------------------------------------------------

                                    -------------------------------------------------------------------
                                                      PRIME PORTFOLIO INVESTOR SHARES
                                    -------------------------------------------------------------------
                                      SIX
                                    MONTHS
                                     ENDED                     YEAR ENDED NOVEMBER 30,
                                    MAY 31,   ---------------------------------------------------------
                                     1998      1997      1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                    -------   -------   -------   -------   -------   -------   -------
INVESTMENT OPERATIONS
 Net investment Income............     .027      .053      .052      .057      .038      .030      .038
 Net Realized and Unrealized Gain
   (Loss) on Investments..........       --        --        --        --        --        --        --
                                    -------   -------   -------   -------   -------   -------   -------
   TOTAL FROM INVESTMENT
     OPERATIONS...................     .027      .053      .052      .057      .038      .030      .038
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income.........................    (.027)    (.053)    (.052)    (.057)    (.038)    (.030)    (.038)
 Distributions from Realized
   Capital Gains..................       --        --        --        --        --        --        --
                                    -------   -------   -------   -------   -------   -------   -------
   TOTAL DISTRIBUTIONS............    (.027)    (.053)    (.052)    (.057)    (.038)    (.030)    (.038)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
TOTAL RETURN......................     2.70%     5.41%     5.31%     5.82%     3.87%     3.02%     3.89%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions).......................  $29,289   $26,480   $22,218   $18,764   $15,109   $12,367   $12,638
Ratio of Total Expenses to Average
 Net Assets.......................     0.33%*    0.32%     0.32%     0.32%     0.32%     0.32%     0.30%
Ratio of Net Investment Income to
 Average Net Assets...............     5.35%*    5.28%     5.18%     5.64%     3.84%     2.98%     3.82%
*Annualized.

                                    ------------------------------------
                                      PRIME PORTFOLIO INVESTOR SHARES
                                    ------------------------------------

                                          YEAR ENDED NOVEMBER 30,
                                    ------------------------------------
                                     1991      1990      1989      1988
----------------------------------  ------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD........................  $  1.00   $  1.00   $  1.00   $ 1.00
                                    -------   -------   -------   ------
INVESTMENT OPERATIONS
 Net investment Income............     .062      .080      .090     .072
 Net Realized and Unrealized Gain
   (Loss) on Investments..........       --        --        --       --
                                    -------   -------   -------   ------
   TOTAL FROM INVESTMENT
     OPERATIONS...................     .062      .080      .090     .072
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income.........................    (.062)    (.080)    (.090)   (.072)
 Distributions from Realized
   Capital Gains..................       --        --        --       --
                                    -------   -------   -------   ------
   TOTAL DISTRIBUTIONS............    (.062)    (.080)    (.090)   (.072)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $  1.00   $  1.00   $  1.00   $ 1.00
-----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
TOTAL RETURN......................     6.39%     8.32%     9.40%    7.47%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions).......................  $13,496   $13,579   $11,067   $6,863
Ratio of Total Expenses to Average
 Net Assets.......................     0.30%     0.30%     0.28%    0.33%
Ratio of Net Investment Income to
 Average Net Assets...............     6.20%     8.06%     9.05%    7.28%
*Annualized.


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "seven-day" or "current" yield of the Portfolio reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. The "effective yield" of the Portfolio assumes the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding. Methods used to calculate advertised yields are standardized for all money market funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so advertised yields may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The Portfolio's objective is to provide the maximum
                      current income that is consistent with the preservation of capital and liquidity by investing in specified money
                      market instruments. The Portfolio also seeks to maintain a constant net asset value of $1.00 per share.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE PORTFOLIO INVESTS
IN HIGH QUALITY MONEY
MARKET SECURITIES     The Portfolio will invest in the following high-quality
                      money market obligations issued by financial institutions, non-financial corporations, the U.S. Government, its agencies and instrumentalities and state and municipal governments and their agencies or instrumentalities:

                      (1) Negotiable certificates of deposit and bankers'
                          acceptances of U.S. banks having total assets in excess of $1 billion.

                      (2) Commercial paper (including variable amount master
                          demand notes) rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an outstanding debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                      (3) Short-term corporate obligations rated Aa3 or better
                          by Moody's or AA- or better by Standard & Poor's.

                      (4) Eurodollar and Yankee bank obligations. Eurodollar
                          bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. by the foreign branches of U.S. banks and by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. by foreign banks.

                      (5) United States Treasury obligations including bills,
                          notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

                      (6) Securities issued or guaranteed by agencies and
                          instrumentalities of the U.S. Government. These include securities issued by the Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Farm Credit Bank, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, Tennessee Valley Authority, and others. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government.

                      (7) Repurchase agreements collateralized by the securities listed in (5) and (6) above.

                      In addition, the Portfolio may invest up to 10% of its net assets in restricted or illiquid securities.

                      The Portfolio invests in money market instruments that mature in 13 months or less. The Portfolio will also maintain an average weighted maturity of 90 days or less.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES
THE PORTFOLIO MAY
INVEST IN REPURCHASE
AGREEMENTS            The Portfolio may invest in repurchase agreements
                      according to the restrictions and limitations set forth on page 5 in "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Portfolio's Custodian
                      Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring.

THE PORTFOLIO MAY
INVEST IN EURODOLLAR OR
YANKEE OBLIGATIONS    Eurodollar bank obligations are dollar-denominated
                      certificates of deposit or time deposits issued outside the U.S. capital markets by the foreign branches of U.S.
                      banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Portfolio invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Portfolio.

PORTFOLIO TURNOVER
WILL BE HIGH          The Portfolio is expected to have a high portfolio
                      turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's costs since brokerage commissions are not normally charged on the purchase or sale of money market instruments.

DERIVATIVE
INVESTING
THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES            Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The Fund
                      invests only in derivative securities such as floating
                      rate instruments with returns derived directly from
                      standard, U.S. dollar-denominated short-term taxable
                      interest rate benchmarks. Such benchmarks may include
                      short-term LIBOR rates, Federal Reserve Daily Federal
                      Funds Effective Rate and U.S. Treasury Bill auction
                      results. The Fund does not use derivatives to apply
                      leverage, nor does it invest in futures or options.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations on some of
                      its investment policies. Some of these limitations are that the Portfolio may not:

                      (a) Invest more than 5% of its assets in the securities of any single company, excluding obligations of the United States Government.

                      (b) Invest more than 25% of its assets in any one
                          industry, excluding obligations of the United States Government or certificates of deposit or banker's acceptances of domestic institutions.

                      (c) Borrow money except for emergency purposes and then
                          not in excess of 15% of net assets.

                      A complete list of applicable investment limitations can be found in the Statement of Additional Information; these limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             Vanguard Money Market Reserves is a member of The Vanguard
                      Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $390 billion.
                      Through their jointly-owned subsidiary, The Vanguard
                      Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services Inc.).


                      The Officers of Vanguard Money Market Reserves manage the day-to-day operations of the Portfolio and are responsible to the Vanguard Money Market Reserves Board of Trustees. The Trustees set broad policies for the Portfolio and choose its Officers. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.


                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.


                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE PORTFOLIO'S
INVESTMENTS           The Portfolio receives all investment advisory services on an at-cost basis from Vanguard's Fixed Income Group. The
                      Group provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were more than $100 billion as of May 31, 1998. The Fixed Income Group is supervised by the Officers of the Portfolio. Ian A. MacKinnon,
                      Managing Director of Vanguard, has been in charge of the Group since its inception in 1981.


                      The Fixed Income Group manages the investment and reinvestment of the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Board of Trustees. The Fixed Income Group's selection of investments for the Portfolio is based on: (a) continuing credit analysis of those instruments held in the Portfolio and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.


                      The Fixed Income Group is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. The purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Portfolio for securities purchased directly from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter. Purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities, it is the Portfolio's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Portfolio.
--------------------------------------------------------------------------------

DIVIDENDS
AND TAXES
DIVIDENDS ARE PAID ON
THE FIRST BUSINESS DAY
OF EACH MONTH         The Portfolio's dividends are accrued daily and are
                      distributed on the first business day of the month. The
                      Portfolio's dividends will be automatically reinvested in additional shares unless the Portfolio is notified otherwise.

                      The Portfolio's dividends are computed and declared as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) each day, and are payable to shareholders of record as of 10:45 a.m. (Eastern time) on that day. In other words, shareholders whose purchases of shares are effective as of 10:45 a.m. will receive the dividend for that day. See "Dividend and Trade Date Policy" for more information about the crediting of dividends.


                      Net realized short-term capital gains of the Portfolio, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.


                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special or regular year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

DIVIDENDS WILL BE
SUBJECT TO FEDERAL
INCOME TAX            The Portfolio intends to continue to qualify for taxation
                      as a "regulated investment company" under the Internal
                      Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not qualify for the intercorporate dividends-received deduction.

                      Although the Portfolio does not expect to distribute any long-term capital gains, any capital gains distribution made by the Portfolio would be subject to federal income tax. Such distributions would not qualify for the intercorporate dividends-received deduction.

                      A sale of shares of the Portfolio, either by redemption or exchange, is a taxable event, and may result in a capital gain or loss. However, since the Portfolio seeks to maintain a constant $1.00 share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon sale.

                      Dividend distributions, any capital gains distributions, and any capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on a state's tax rules, the portion of the Portfolio's income derived from direct U.S. Treasury obligations may be exempt from state and local taxes. Vanguard will indicate each year the portion of the Portfolio's income, if any, that may qualify for this exemption.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. This withholding requirement may be avoided by certifying on the Account Registration Form the appropriate taxpayer identification Number and by certifying that backup withholding does not apply.


                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and does business and maintains an office in that state. In the opinion of counsel, the shares of each Portfolio of the Fund will be exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio. The Portfolio is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

SHARE PRICE
DETERMINATION         The Portfolio's share price, or "net asset value" per
                      share, is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for that share class. The net asset value is determined as of the close of trading on the New York
                      Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Exchange is open for trading.

                      It is the policy of the Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument.


                      The use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the Trustees to be of comparable quality.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           Effective May 29, 1998, Vanguard Money Market Reserves,
                      was reorganized from a corporation under the laws of the state of Maryland into a Delaware business trust.
                      Shareholders of the Fund have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), shareholders would be entitled to one vote for each dollar of net asset value owned.

                      The Prime Portfolio features two separate classes of shares. For investments of $10 million or more, the Portfolio offers Prime Portfolio Institutional Shares (available through a separate prospectus); for investments of lesser amounts the Portfolio offers Prime Portfolio Investor Shares, which is the share class described in this prospectus (for institutional clients and participants in employer-sponsored retirement or savings plans) and in a separate prospectus for individual investors. Prime Portfolio Institutional Shares and Prime Portfolio Investor Shares do not have the same expenses; as a result, the performance of these separate share classes could differ.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, complete an Account Registration Form and mail it to:

                                  THE VANGUARD GROUP
                                  VANGUARD PRIME PORTFOLIO INSTITUTIONAL SHARES
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482

                      For express or registered mail, send your registration form to: The Vanguard Group, Vanguard Prime Portfolio Institutional Shares, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                      Once the account has been opened, Vanguard will assign an Institutional Investor Services Representative for future account transactions.

                      Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment for the Portfolio is $10 million. Please contact your Institutional Investor Services Representative or call the Vanguard Group at 1-800-523-8066 to notify the Portfolio of the intended investment and to receive an account number. Wiring instructions are provided below.

                      Subsequent investments of $5 million or more will qualify for dividends on the date of purchase if Vanguard is notified one business day in advance of the intended purchase, and a Federal Funds wire is received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the date of purchase. See "Dividend and Trade Date Policy".

PURCHASE
RESTRICTIONS          Vanguard will not accept third-party checks to purchase
                      shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL
INVESTMENTS
Please contact your
Institutional Investor
Services Representative
                      Additional investments may be made at any time by wiring
                      monies to Vanguard. As noted above, subsequent investments of $5 million or more require prior day notification to
                      qualify for dividends on the date of purchase. To ensure
                      prompt investment, please notify your Institutional
                      Investor Services Representative in advance of the wire.
--------------------------------------------------------------------------------
PURCHASING BY WIRE
BEFORE WIRING
Please contact
your Institutional
Investor Services
Representative        Monies should be wired to:

                                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO. 0144 6936
                                  ATTN: VANGUARD
                                  VANGUARD MONEY MARKET RESERVES
                                  VANGUARD PRIME PORTFOLIO INSTITUTIONAL SHARES ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To ensure proper receipt, please be sure to include in the wiring instructions the complete Portfolio name and the
                      account number Vanguard has assigned. Note: Federal Funds
                      wire purchase orders will be accepted only when the
                      Portfolio and Custodian Bank are open for business.
--------------------------------------------------------------------------------
PURCHASING BY
EXCHANGE (from a
Vanguard account)     Purchases may also be made by exchange from an existing
                      Vanguard Fund account. However, the Portfolio reserves the right to refuse any exchange purchase request. Please call your Institutional Investor Services Representative or call Participant Services at 1-800-523-8066 for more information.

DIVIDEND
DISTRIBUTIONS         Dividend distributions paid by the Portfolio will be
                      automatically reinvested in additional Portfolio shares. A cash dividend option is also available from the Portfolio.
                      Please contact your Institutional Investor Services
                      Representative for further information.

CERTIFICATES          Share certificates will not be issued for the Portfolio.

ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access".
--------------------------------------------------------------------------------

DIVIDEND AND
TRADE DATE POLICY     Investments will qualify for dividends on the date of
                      purchase under the following conditions:

                      - FOR INVESTMENTS OF $5 MILLION OR MORE: The Portfolio
                        must be notified of the intended purchase by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by the close of trading on the Exchange on the day of purchase.

                      - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Portfolio
                        must be notified of the intended purchase by 10:45 a.m. (Eastern time) on the day of purchase and the Federal Funds wire must be received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

                      Generally, if these requirements are not met, an investment will begin to earn dividends on the business day following receipt of a Federal Funds wire.

                      The trade date, the day on which an account is credited, is generally the day on which the Portfolio receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Portfolio is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of trading on the Exchange, the trade date is the day of receipt. If a purchase is received after the close of trading on the Exchange, the trade date is the business day following the receipt of the wire or exchange.

                      The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

SELLING SHARES
WIRE PROCEEDS         Any portion of an account may be withdrawn by contacting
                      your Institutional Investor Services Representative. The redemption proceeds will be wired to the bank account indicated on the Account Registration Form normally on the business day following receipt of a request.

                      For a redemption of an entire account balance, accrued dividends will not be included in the initial redemption wire, but will be sent separately by check or wire.

                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                      For our mutual protection, wiring instructions must be on
                      file at Vanguard prior to executing any redemption
                      request. A request to change the bank account associated
                      with the wire redemption feature or a request to wire
                      funds to a bank other than that on file must be received
                      in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to
                      the Vanguard Fund account registration.
--------------------------------------------------------------------------------
SELLING BY EXCHANGE   Shares may also be sold by making an exchange to another
                      Vanguard Fund account. For further information, please
                      contact your Institutional Investor Services
                      Representative.
--------------------------------------------------------------------------------
OTHER REDEMPTION
INFORMATION           The Portfolio may suspend the redemption rights or
                      postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as
                      determined by the United States Securities and Exchange
                      Commission.
--------------------------------------------------------------------------------
REQUIRED CONVERSION
TO INVESTOR
SHARE CLASS           The Portfolio reserves the right to convert an investor's
                      Prime Portfolio Institutional Shares into Prime Portfolio
                      Investor Shares if the investor's account balance falls
                      below $10 million. Any such conversion will be preceded by written notice to the investor.
--------------------------------------------------------------------------------

EXCHANGING
SHARES Shares of the Portfolio may be exchanged for those of other available Vanguard Funds either by telephone or mail. Contact your Institutional Investor Services Representative for further information. Telephone exchange requests must ordinarily be received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) in order to be processed on the date of receipt. The new Fund account will bear the identical registration of the Vanguard Prime Portfolio Institutional account.

                      Telephone exchanges are not permitted for several Vanguard Funds, and there also may be restrictions on new investments in certain Funds. Large exchange requests (i.e., those over $250,000) require prior approval by Vanguard on behalf of the Fund. Contact your Institutional Investor Services Representative for full information, including a prospectus.

                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire or Fund
                      Express redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION           For corporate investors, a current corporate resolution
                      must be maintained on file at Vanguard at all times. The initial application serves as a corporate resolution. Any revisions to a corporate resolution must be submitted to your Institutional Investor Services Representative at
                      Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and portfolio name; authorized signatures; any applicable signature guarantees; and other supporting legal documents as necessary.

                      All requests should be mailed to the following address:

                                  THE VANGUARD GROUP
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES
COMPUTER ACCESS
VANGUARD ONLINE
www.vanguard.com      Use your personal computer to learn more about Vanguard's
                      funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                      Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

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

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

          [VANGUARD MONEY MARKET RESERVES LOGO]
          ---------------------------
          THE VANGUARD GROUP
          INSTITUTIONAL INVESTOR SERVICES
          P.O. Box 2600
          Valley Forge, PA 19482

          PARTICIPANT SERVICES:
          1-800-523-8066

          TRANSFER AGENT:
          The Vanguard Group, Inc.
          P.O. Box 2600
          Valley Forge, PA 19482

          I066


--------------------------------------------------------------------------------

                                     PART B

                         VANGUARD MONEY MARKET RESERVES

                      STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 9, 1998



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated September 9, 1998). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................     1
Investment Limitations......................................     2
Yield and Total Return......................................     4
Calculation of Yield........................................     4
The Share Price of Each Portfolio...........................     5
Purchase of Shares..........................................     5
Redemption of Shares........................................     5
Shareholder Services........................................     6
Performance Measures........................................     7
Management of the Fund......................................    10
Description of Shares and Voting Rights.....................    13
Financial Statements........................................    15
Appendix--Description of Securities and Ratings.............    15

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:


     REPURCHASE AGREEMENTS The Prime and Federal Portfolios may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from their excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor a Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 10% of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" below.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     RESTRICTED SECURITIES Each Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 10% of the value of the Portfolio's net assets. Pursuant to Section 4(2) of the Securities Act of 1933 and Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for restricted securities held by any Portfolio, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Trustees.



     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.



     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 10% limitation described above.


     SECURITIES OF OTHER INVESTMENT COMPANIES Each Portfolio may invest in securities of other investment companies if the securities are acquired as part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and policies consistent with those of the Portfolio. When investing in the securities of other investment companies, the Portfolio may incur fees and expenses of the underlying fund in addition to the Portfolio's own fees and expenses.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940), including a majority of the shares of each Portfolio. The Fund may not under any circumstances:

      1) purchase securities for any Portfolio of the Fund other than the securities in which the Portfolio is authorized to invest as set forth in the Prospectus under "Investment Objectives" and "Investment Policies";

      2) borrow money in excess of 15% of the net assets of any Portfolio taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; to the extent that borrowing exceeds 5% of a Portfolio's net assets, the Portfolio will repay all borrowings before making additional investments and interest paid on such borrowings will reduce net income;

      3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of any Portfolio (taken at current value) would be subject to repurchase agreements maturing in more than seven days;

      4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of a Portfolio's total assets (taken at current value) would be invested in the securities of such issuer;

      5) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

      6) purchase securities on margin or sell any securities short;


      7) purchase any securities which could cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or bankers' acceptances of domestic institutions;



      8) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of a Portfolio's total assets but only to secure borrowings for temporary or emergency purposes;



      9) engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;



     10) purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;



     11) purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts;



     12) invest in companies for the purpose of exercising control;



     13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; and



     14) issue senior securities.


     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be: (1) wholly owned by the Fund and one or more other investment companies, and is (2) primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

     As an operational policy of the Fund, the Fund will not in the aggregate, enter into repurchase agreements maturing in more than seven days, or invest in any other illiquid securities if, as a result thereof, more than 10% of the net assets of the Fund would be invested in such assets.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             YIELD AND TOTAL RETURN

     The yield of each Portfolio of the Fund for the 7-day period ended May 31, 1998 is set forth below. Yields are calculated daily for each Portfolio.


Prime Portfolio Investor Shares.............................  5.31%
Prime Portfolio Institutional Shares........................  5.49%
Federal Portfolio...........................................  5.24%


     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ended May 31, 1998 is set forth below:


                                           1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED
                                             5/31/98          5/31/98          5/31/98
                                           ------------    -------------    --------------
Prime Portfolio Investor Shares..........      5.49%            4.92%            5.80%
Prime Portfolio Institutional Shares.....      5.67%            5.10%            5.49%*
Federal Portfolio........................      5.42%            4.88%            5.69%


---------------
*Since inception of Vanguard Institutional Money Market Portfolio on October 3, 1989.

     Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

     The current yield of each of the Fund's Portfolios is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for each of the Portfolios for the 7-day base period ended May 31, 1998.


                                                     PRIME PORTFOLIO     PRIME PORTFOLIO
                                                     INVESTOR SHARES   INSTITUTIONAL SHARES   FEDERAL PORTFOLIO
                                                     ---------------   --------------------   -----------------
                                                         5/31/98             5/31/98               5/31/98
                                                         -------             -------               -------
Value of account at beginning of period............     $1.00000             $1.00000             $1.00000
Value of same account at end of period*............      1.00102              1.00105              1.00101
                                                        --------             --------             --------
Net Change in account value........................     $ .00102             $ .00105             $ .00101
Annualized Current Net Yield (Net
  Change X 365/7) / average net asset value........        5.31%                5.49%                5.24%
Effective Yield [(Net Change)+1]365/7-1............        5.46%                5.65%                5.39%
Average Weighted Maturity of Investments...........      64 Days              64 Days              63 Days


---------------
*Exclusive of any capital changes.

     Each Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00. The yield of each Portfolio will fluctuate. The Fund has obtained private insurance that partially protects the Money Market Prime Portfolio against default of principal or interest payments on the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.


                       THE SHARE PRICE OF EACH PORTFOLIO

     Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding, except for the Prime Portfolio whereby net asset value is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for that share class. The net asset value is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.

     It is the policy of the Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument.


     The use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the Trustees to be of comparable quality.


                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges for each Portfolio or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment in readily marketable securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.


     No charge is made by the Fund for redemptions; except for wire withdrawals in amounts less than $5,000 which will be subject to a maximum charge of $5.00 which will be deducted from the principal in your account. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

                              SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail or telephone.


     Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), will be processed on the next business day. NO EXPEDITED EXCHANGES WILL BE ACCEPTED INTO, OR FROM, VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD GROWTH AND INCOME PORTFOLIO and VANGUARD INTERNATIONAL EQUITY INDEX FUND. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.


     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or Fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or Fund. A prospectus for any of the Vanguard Funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard Funds may limit or discontinue the offering of its shares without notice to shareholders.

     TRANSFER OF SHARES Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

     INFORMATION FOR SHAREHOLDERS Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a quarterly statement, which includes a valuation as of the day the statement is prepared.

     Shareholders will receive semi-annual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Vanguard Money Market Reserves may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             MANAGEMENT OF THE FUND


OFFICERS AND TRUSTEES



     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Senior

Chairman and Trustee*


     Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.



JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee*


     Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc. and Trustee of each of the investment companies in The Vanguard Group.



ROBERT E. CAWTHORN, (DOB: 9/28/1935) Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928)

Trustee

     Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee

     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
     Telecommunications Company.


ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee

     Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.


JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee

     President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.


JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee

     Retired Chairman of Nabisco Brands Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.


J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee

     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938)
Secretary*
     Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.


     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At May 31, 1998, the Fund had contributed capital of $1,829,000 to Vanguard, representing 9.13% of Vanguard's capitalization. The Fund's Service Agreement provides as follows:
(a) each Vanguard Fund may invest up to 0.40% of its current assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended May 31, 1998, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $14,014,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1997 and the six months ended May 31, 1998, the Fund paid approximately $9,165,000 and $5,746,000 of the Group's distribution and marketing expenses or .03% and .03% of the Fund's average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides the Fund, Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, REIT Index Portfolio of Vanguard Specialized Portfolios, several Portfolios of Vanguard Variable Insurance Fund, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1995, 1996, 1997, and the six months ended May 31, 1998, the Fund paid approximately $2,788,000, $3,238,000, $4,271,000, and $2,084,000 respectively, of Vanguard's expenses relating to investment advisory services.


TRUSTEE COMPENSATION



     The individuals in the table below serve as Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.



     INDEPENDENT TRUSTEES.  The Funds compensate their independent
Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:



     - The independent Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.



     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Trustees' death.



     "INTERESTED" TRUSTEES. The Funds' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Funds. All information shown is for the fiscal year ended November 30, 1997:


                         VANGUARD MONEY MARKET RESERVES
                               COMPENSATION TABLE


                             AGGREGATE     PENSION OR RETIREMENT      ESTIMATED        TOTAL COMPENSATION
                            COMPENSATION    BENEFITS ACCRUED AS    ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
    NAMES OF TRUSTEES        FROM FUND     PART OF FUND EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(2)
    -----------------       ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1)                  None              None                  None                  None
John J. Brennan(1)                None              None                  None                  None
Barbara Barnes Hauptfuhrer    $  7,806            $1,126               $15,000               $70,000
Robert E. Cawthorn            $  7,806            $  938               $13,000               $70,000
Bruce K. MacLaury             $  8,308            $1,075               $12,000               $65,000
Burton G. Malkiel             $  7,856            $  755               $15,000               $70,000
Alfred M. Rankin, Jr.         $  7,806            $  593               $15,000               $70,000
John C. Sawhill               $  7,806            $  704               $15,000               $70,000
James O. Welch, Jr.           $  7,806            $  866               $15,000               $70,000
J. Lawrence Wilson            $  7,806            $  626               $15,000               $70,000
NAMES OF OTHER OFFICERS
Raymond J. Klapinsky,
  Secretary                         --                --                    --                    --



(1)As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.


(2)The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).



     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Trustee's retirement, for a period of ten years or until the death of a retired Trustee.


                            DESCRIPTION OF THE TRUST

ORGANIZATION


     Vanguard Money Market Reserves (the "Trust") was organized as a Maryland corporation in 1976, and was reorganized as a Delaware business trust on May 29, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Money Market Reserves, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following series and classes of shares:


     Vanguard Federal Money Market Fund
     Vanguard Prime Money Market Fund: Investor Shares and Institutional Shares

     The Trust has the ability to offer additional series or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single series or class of shares.

CHARACTERISTICS OF THE TRUST'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its series. The Trust or any of its series may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected series. Unless terminated by reorganization or liquidation, the Trust and its series will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a series are entitled to receive any dividends or other distributions declared for such series. No shares have priority or preference over any other shares of the same series with respect to distributions. Distributions will be made from the assets of a series, and will be paid ratable to all shareholders of the series (or class) according to number of shares of such series (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same series based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the series of shares affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable series of the Trust.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Trust.

     CONVERSION RIGHTS. Shareholders of the Trust may convert their shares into another class of shares of the same series upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.

     CALLS OR ASSESSMENT.  The Trust's shares are fully paid and non-assessable.

TAX STATUS OF THE TRUST

     Each series of the Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a series will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each series of the Trust must comply with certain requirements. If a series fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to

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

shareholders as ordinary income. In addition, the series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              FINANCIAL STATEMENTS


     The Fund's financial statements as of and for the year ended November 30, 1997, including the financial highlights for each of the five fiscal years in the period ended November 30, 1997, appearing in the Fund's 1997 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders is available to investors at no charge by calling Vanguard.


               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

     Bonds rated AA by Standard & Poor's are judged by S&P to be high-grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA (the AA rating may be modified by the addition of a plus or minus sign to show relative standing with the AA category). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's also supplies numerical indicators, 1, 2 and 3 to the Aa rating category. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor,

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

on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

     Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Prime Portfolio invests, and will have at least the same financial strength as the domestic issuers approved for the Prime Portfolio.

                                       17